===============================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant  /X/

Filed by a party other than the registrant  / /

Check the appropriate box:
/ /  Preliminary proxy statement
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RELIANCE ELECTRIC COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               WILLIAM R. NORTON,
                            VICE PRESIDENT, GENERAL
                             COUNSEL AND SECRETARY
                    (NAME OF PERSON FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: __________________________________

     (4) Proposed maximum aggregate value of transaction:______________________


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid: ______________________________________________

     (2) Form, schedule or registration statement no.: ________________________

     (3) Filing party: ________________________________________________________

     (4) Date filed: __________________________________________________________


===============================================================================

[LOGO]

                           RELIANCE ELECTRIC COMPANY

                            6065 Parkland Boulevard
                           Cleveland, Ohio 44124-6106

                                                                  March 10, 1994

To the Stockholders of Reliance Electric Company:

     The Annual Meeting of Stockholders of Reliance Electric Company will be held at 9:30 A.M. (EDT), on Thursday, April 21, 1994, at The Forum Conference Center, One Cleveland Center Building, 1375 East Ninth Street, Cleveland, Ohio 44114. We will be reporting on your Company's activities. You will have an opportunity to meet the Directors and officers of the Company and to ask questions about our operations.

     Included with this letter is a Notice of the Annual Meeting, Proxy Statement, Proxy Card and an Advance Registration Form. If you plan to attend the Annual Meeting, please return, with your signed Proxy, the completed Advance Registration Form and an admission ticket will be sent to you. If you do attend the Annual Meeting, you may withdraw your Proxy should you wish to vote in person.

     On behalf of the Board of Directors and management of Reliance Electric Company, I would like to thank you for your continued support and confidence.

                                            Sincerely yours,

                                            JOHN C. MORLEY
                                            President and
                                            Chief Executive Officer

                           RELIANCE ELECTRIC COMPANY

                            6065 Parkland Boulevard
                           Cleveland, Ohio 44124-6106

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 21, 1994
                               ------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Reliance Electric Company (the "Company") will be held at The Forum Conference Center, One Cleveland Center Building, 1375 East Ninth Street, Cleveland, Ohio 44114, on Thursday, April 21, 1994 at 9:30 A.M. (EDT), for the following purposes:

          1. To elect six Directors;

          2. To approve and adopt the 1994 Reliance Electric Company Executive Stock Option Plan;

          3. To approve and adopt the 1994 Reliance Electric Company Outside Directors Stock Option Plan;

          4. To approve and adopt the 1994 Reliance Electric Company Executive Long Term Incentive Plan;

          5. To ratify the appointment of Price Waterhouse as the Company's independent accountants for the current year; and

          6. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     Holders of Class A Common Stock of record as of the close of business on February 28, 1994 are entitled to receive notice of and to vote at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. For that reason we ask that you promptly sign, date and mail the enclosed Proxy Card in the return envelope provided. Stockholders who attend the Annual Meeting may revoke their Proxies and vote in person.

                                            By Order of the Board of Directors

                                            WILLIAM R. NORTON
                                            Vice President, General Counsel
                                            and Secretary

Cleveland, Ohio
March 10, 1994

                           RELIANCE ELECTRIC COMPANY

                                PROXY STATEMENT

                       MAILED ON OR ABOUT MARCH 10, 1994

          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 21, 1994

                               ------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Reliance Electric Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on April 21, 1994, and any adjournments or postponements thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company and will be voted in accordance with the instructions contained thereon, if it is returned duly executed and is not revoked. If no choice is specified on the Proxy, it will be voted FOR the election of each of the individuals nominated by the Board of Directors, FOR the proposal to approve and adopt the Company's 1994 Executive Stock Option Plan, FOR the proposal to approve and adopt the Company's 1994 Outside Directors Stock Option Plan, FOR the proposal to approve and adopt the Company's 1994 Executive Long Term Incentive Plan and FOR the proposal to ratify the appointment of Price Waterhouse as the Company's independent accountants for the current year. A stockholder may revoke a Proxy at any time before it is exercised by delivery of written notice to the Secretary of the Company or by a duly executed Proxy bearing a later date.

     The costs of soliciting Proxies will be borne by the Company. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their name and the Company will reimburse them for their out-of-pocket expenses in connection therewith. In addition to solicitation by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, mail and personal interview. The Company also has agreed to pay Corporate Investors Communications, Inc. $3,500 to aid in the solicitation of proxies.

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on February 28, 1994. On that date, there were outstanding and entitled to vote 32,886,289 shares of Class A Common Stock of the Company. Each share of Class A Common Stock is entitled to one vote. The Company's Certificate of Incorporation does not provide for cumulative voting rights.

     At the Annual Meeting, in accordance with the Delaware General Corporation Law and the Company's Certificate of Incorporation, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. Pursuant to the Company's By-Laws, at the Annual Meeting the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum. The shares represented at the Annual Meeting by proxies which are marked, with respect to the election of Directors, "withheld" or, with respect to any other proposals, "abstain," will be counted as shares present for purposes of determining whether a quorum is present.

     Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Under applicable Delaware law, if a broker returns a proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum.

     Pursuant to the Company's By-Laws, at the Annual Meeting, a plurality of the votes cast is sufficient to elect a nominee as a Director. In the election of Directors, votes may be cast in favor or withheld; votes that are withheld or broker non-votes will have no effect on the outcome of the election of Directors.

     Pursuant to the Company's By-Laws, all other questions and matters brought before the Annual Meeting shall be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at the meeting, unless otherwise provided by law or by the Certificate of Incorporation or By-Laws of the Company. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the proposal on which the abstention is noted and will have the effect of a vote against such proposal. Broker non-votes, however, are not counted as present and entitled to vote for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of Class A Common Stock, as of February 28, 1994 unless otherwise noted, by (i) each person or group known by the Company to own beneficially more than 5% of its outstanding shares of Class A voting Common Stock on a fully converted basis or otherwise,
(ii) each Director and nominee for election as a Director of the Company, (iii) each executive officer named in the Executive Compensation tables below and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, officer or stockholder, as the case may be. Unless otherwise indicated below, each stockholder named below has sole voting and investment power with respect to the number of shares set forth opposite such stockholder's respective name.

                                                                 PERCENTAGE        PERCENTAGE
              NAME OF                  NUMBER OF SHARES          OF CLASS A        OF VOTING
         BENEFICIAL OWNER            BENEFICIALLY OWNED(1)     COMMON STOCK(1)      POWER(2)
- -----------------------------------  ---------------------     ---------------     ----------
Citicorp(3)                                 14,217,000               28.3%             --
College Retirement Equities Fund(4)          1,738,100                3.5               5.3%
RCM Capital Management(5)                    1,662,800                3.3               5.1
The Equitable Companies
  Incorporated(6)                            3,796,300                7.6              11.5
Anthony C. Howkins(7)                           30,000                0.1               0.1
John C. Morley(8)                             806,525              1.6                  2.5
Alfred M. Rankin, Jr.(9)                        2,000              0.01                 0.01
Dudley P. Sheffler(10)                         198,127                0.4               0.6
H. Virgil Sherrill(11)                       1,131,820                2.3               3.4
E. Mandell de Windt(12)                         75,000                0.1               0.2
E. Scott Dalton(13)                            197,022                0.4               0.6
Joseph D. Swann(14)                             54,761                0.1               0.2
Peter J. Tsivitse, Ph.D.(15)                   272,213                0.5               0.8
Society National Bank, as                    2,316,103                4.6               7.0
     Trustee under the Company's
     Savings and Investment Plan
     (16)
All Directors and executive                  3,051,158                6.1               9.3
     officers as a group
     (14 persons
     including the individuals
     named above)(17)

- ---------------
 (1) In calculating the number of and percentage of Class A Common Stock beneficially owned, all 3,161,032 outstanding shares of Class B and all 5,250,000 outstanding shares of Class C Common Stock are assumed to have been converted into Class A Common Stock. The Class B Common Stock may be converted into Class A Common Stock on a one share to one share basis. The Class C Common Stock may be converted into Class A Common Stock on a one share of Class C Common Stock to 2.708 shares of Class A Common Stock basis upon disposition by the holder or pursuant to certain requirements of the Bank Holding Company Act of 1956, as amended, the applicable rules and regulations promulgated thereunder and the Certificate of Incorporation of the Company. In accordance with Securities and Exchange Commission ("Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Class A Common Stock exercisable by such owner within 60 days after February 28, 1994, but no exercise of outstanding options covering Class A Common Stock held by any other person.
 (2) The outstanding shares of Class B Common Stock and Class C Common Stock are not assumed to have been converted into Class A Common Stock for purposes of calculating the percentage of voting power because they are non-voting. In addition, in accordance with Commission rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Class A Common Stock exercisable by such owner within 60 days after February 28, 1994, but no exercise of outstanding options covering Class A Common Stock held by any other person.
 (3) Citicorp's ("Citicorp") share ownership is comprised of 5,250,000 shares of non-voting Class C Common Stock which are held by its wholly owned subsidiary, Court Square Capital Limited ("Court Square Capital"), and which are convertible into 14,217,000 shares of Class A Common Stock, subject to certain restrictions.This information was obtained by the Company from Citicorp's Schedule 13G as filed with the Commission in February 1994. The address of Citicorp is 399 Park Avenue, New York, New York 10043.
 (4) College Retirement Equities Fund ("CREF") has sole voting and dispositive power over the 1,738,100 shares of Class A Common Stock shown in the table above. This information is as of December 31, 1993 and was obtained by the Company from CREF's Schedule 13G as filed with the Commission in February 1994. The address of CREF is 730 Third Avenue, New York, New York 10017.
 (5) RCM Capital Management ("RCM") has sole voting power over 1,219,800 shares of Class A Common Stock and no voting power over 443,000 shares of Class A Common Stock shown in the table above. RCM has sole dispositive power over all 1,662,800 of such shares of Class A Common Stock. This information is as of December 31, 1993 and was obtained by the Company from RCM's Schedule 13G as filed with the Commission in February 1994. The address of RCM is Four Embarcadero Center, Suite 2900, San Francisco, California 94111.
 (6) The Equitable Companies Incorporated ("Equitable") has sole voting power over 2,784,300 shares of Class A Common Stock, shared voting power over 62,000 shares of Class A Common Stock and no voting power over 950,000 shares of Class A Common Stock shown in the table above. Equitable has sole dispositive power over 3,783,300 shares of Class A Common Stock and no dispositive power over 13,000 shares of Class A Common Stock. This information is as of December 31, 1993 and was obtained by the Company from Equitable's Schedule 13G as filed with the Commission in February 1994. The address of Equitable is 787 Seventh Avenue, New York, New York 10019.
 (7) Mr. Howkins is a Director of the Company.
 (8) Mr. Morley is a Director and an executive officer of the Company. Mr. Morley's ownership is comprised of 769,584 shares of Class A Common Stock which he owns directly, 6,736 shares of Class A Common Stock owned by one of his children, 205 shares of Class A Common Stock which he owns indirectly through the Company's Savings and Investment Plan and 30,000 shares of Class A Common Stock which he has the right to acquire through the exercise of stock options. The ownership of the shares held by his child is attributed to Mr. Morley pursuant to Commission rules.
 (9) Mr. Rankin is a Director of the Company.
(10) Mr. Sheffler is Director and an executive officer of the Company. Mr. Sheffler's ownership is comprised of 182,920 shares of Class A Common Stock which he owns directly, 207 shares of Class A Common Stock which he owns indirectly through the Company's Savings and Investment Plan and 15,000 shares of Class A Common Stock which he has the right to acquire through the exercise of stock options.
(11) Mr. Sherrill is a Director of the Company. Mr. Sherrill's share ownership includes 40,000 shares of Class A Common Stock owned by the Sherrill Foundation, of which Mr. Sherrill is the President. Mr. Sherrill has no financial interest in the shares owned by the Sherrill Foundation. The ownership of the shares held by the Sherrill Foundation is attributed to Mr. Sherrill pursuant to Commission rules.
(12) Mr. de Windt is a Director of the Company. Mr. de Windt's ownership is comprised of 75,000 shares of Class A Common Stock which he has the right to acquire through the exercise of stock options.
(13) Mr. Dalton is an executive officer of the Company. Mr. Dalton's ownership is comprised of 178,800 shares of Class A Common Stock which he owns directly, 222 shares of Class A Common Stock which he owns indirectly through the Company's Savings and Investment Plan, 6,000 shares of Class A Common Stock owned by his wife and 12,000 shares of Class A Common Stock which he has the right to acquire through the exercise of stock options. The ownership of the shares held by his wife is attributed to Mr. Dalton pursuant to Commission rules.
(14) Mr. Swann is an executive officer of the Company. Mr. Swann's ownership is comprised of 50,000 shares of Class A Common Stock which he owns directly, 261 shares of Class A Common Stock which he owns indirectly through the Company's Savings and Investment Plan and 4,500 shares of Class A Common Stock which he has the right to acquire through the exercise of stock options.
(15) Dr. Tsivitse is an executive officer of the Company. Dr. Tsivitse's ownership is comprised of 120,150 shares of Class A Common Stock which he owns directly, 2,063 shares which he owns indirectly through the Company's Savings and Investment Plan, 135,000 shares of Class A Common Stock owned by his wife and 15,000 shares of Class A Common Stock which he has the right to acquire through the exercise of stock options. The ownership of the shares held by his wife is attributed to Dr. Tsivitse pursuant to Commission rules.
(16) Society National Bank ("Society") is the Trustee of the Company's Savings and Investment Plan. All participants in this Plan, including the executive officers of the Company, have the power to vote the shares of Class A Common Stock in their personal accounts under the Plan. The address of Society is 127 Public Square, Cleveland, Ohio 44114.
(17) Includes the 183,600 shares of Class A Common Stock which the executive officers and Directors of the Company have the right to acquire within 60 days after February 28, 1994 through the exercise of stock options. For purposes of calculating the number and percentage of outstanding shares of Class A Common Stock owned by the executive officers and Directors, the shares which they have the right to acquire during that period by exercise of stock options are deemed to be outstanding. Also includes 7,857 shares of Class A Common Stock in executive officers' personal accounts under the Savings and Investment Plan.

     Pursuant to an agreement with the Company, as long as Prudential Securities Incorporated ("Prudential Securities") and Court Square Capital own at least 5% of any class of the Company's outstanding Common Stock and an employee of such stockholder is not a member of the Board of Directors of the Company, each of them has the right to designate an observer to attend meetings of the Company's Board of Directors and committees thereof. Prudential Securities and Court Square Capital were investors in the Company as part of its organization in December 1986. No observer has the right to vote on any matter presented to the Board of Directors or any committee thereof. An affiliate of Prudential Securities, The Prudential Insurance Company of America, owns 2,466,968 shares of Class B Common Stock, which represent 78.0% of the outstanding shares of Class B Common Stock and 4.9% of the outstanding Class A Common Stock on a fully converted basis. This information was obtained by the Company from a representative of The Prudential Insurance Company of America. Court Square Capital owns 5,250,000 shares of Class C Common Stock, which represent 100% of the outstanding shares of Class C Common Stock and 28.3% of the outstanding Class A Common Stock on a fully converted basis. Both Prudential Securities and Court Square Capital have designated observers.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, six Directors will be elected to serve a one-year term until the Annual Meeting in 1995 and until their successors have been elected and qualified. In January 1994, the Board of Directors nominated each of Anthony C. Howkins, John C. Morley, Alfred M. Rankin, Jr., Dudley P. Sheffler,
H. Virgil Sherrill and E. Mandell de Windt to stand for re-election as Directors at the Annual Meeting.

     Unless otherwise directed, the persons named in the accompanying Proxy will vote for the election of the six nominees set forth in the table below as Directors of the Company for a one-year term. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur. In no event will the accompanying Proxy be voted for more than six nominees or for persons other than those named below and any such substitute nominee for any of them.

NOMINEES PROPOSED BY THE BOARD OF DIRECTORS

                     ANTHONY C. HOWKINS, 69
                     Retired Group Head and
                     Policy Committee Member
                     Citibank, N.A.

                     New York, New York

A graduate of Fordham University with a B.S., Mr. Howkins is a retired Group Head and Policy Committee Member of Citibank, N.A., a capacity in which he served from 1982 to 1986. Mr. Howkins is also a director of Yasuda Trust and Banking Co. Ltd. Mr. Howkins has served as a Director of the Company since March 1987.

                     JOHN C. MORLEY, 62
                     President and
                     Chief Executive Officer
                     Reliance Electric Company

                     Cleveland, Ohio

A graduate of Yale University, with an M.B.A. from the University of Michigan Graduate School of Business Administration, Mr. Morley is the Company's President and Chief Executive Officer. From 1958 to 1980, Mr. Morley held numerous executive positions with Exxon Corporation, including President of Exxon Chemical USA and Senior Vice President of Exxon USA. Mr. Morley has been the President and Chief Executive Officer of the Company and its predecessor since December 1980. He is also a director of AMP Incorporated, Ferro Corporation and KeyCorp. Mr. Morley has served as a Director of the Company since its organization in December 1986.

                     ALFRED M. RANKIN, JR., 52
                     President and
                     Chief Executive Officer
                     NACCO Industries, Inc.

                     Mayfield Heights, Ohio

A graduate of Yale University and its Law School with a Juris Doctorate, Mr. Rankin has been the President and Chief Executive Officer of NACCO Industries, Inc., a Cleveland, Ohio-based holding company for The North American Coal Corporation, Hamilton Beach/Proctor Silex, Inc., NACCO Materials Handling Group, Inc., Materials Handling, Inc. and The Kitchen Collection, Inc., since 1991. From 1989 until 1991, Mr. Rankin was the President and Chief Operating Officer of NACCO. Prior to that, from 1987 until 1989, he was the Vice Chairman and Chief Operating Officer of Eaton Corporation. He is also a director of the BFGoodrich Company, The Vanguard Group, The Standard Products Company, NACCO Materials Handling Group, Inc. and NACCO Industries, Inc. Mr. Rankin has served as a Director of the Company since January 1993.

                     DUDLEY P. SHEFFLER, 49
                     Vice President
                     Reliance Electric Company

                     Cleveland, Ohio

A graduate of the University of Kentucky, with an M.B.A. from the University of Michigan Graduate School of Business Administration, Mr. Sheffler is a Vice President of the Company and the President of its wholly owned subsidiary, Reliance Comm/Tec Corporation. Mr. Sheffler joined the Company in 1970 and has been a Vice President of the Company and its predecessor since 1981. He has been the President of Reliance Comm/Tec Corporation since April 1989. Mr. Sheffler has served as a Director of the Company since October 1993.

                     H. VIRGIL SHERRILL, 73
                     Senior Director and
                     Retired Vice Chairman
                     Prudential Securities Incorporated

                     New York, New York

A graduate of Yale University, also with an LL.B. from the Yale Law School, Mr. Sherrill has been a Senior Director, a non-officer position, of Prudential Securities since 1986. From 1981 to 1982 he was President and from 1982 until 1986 he was Vice Chairman of Prudential Securities. Mr. Sherrill has served as Chairman of the Board of Directors of the Company since its organization in December 1986.

                     E. MANDELL DE WINDT, 72
                     Retired Chairman and
                     Chief Executive Officer
                     Eaton Corporation

                     Cleveland, Ohio

Mr. de Windt is the retired Chairman and Chief Executive Officer of Eaton Corporation, a Cleveland, Ohio-based manufacturer of engine components, transmissions, electrical equipment and controls. He served Eaton Corporation in that capacity from 1969 to 1986. Mr. de Windt also served as Eaton's President from 1967 to 1969. Mr. de Windt attended Williams College. He is also a director of Birmingham Steel Corp., Cleveland-Cliffs Inc. and DTM Investors, Inc., and is a Trustee of Carnegie Funds Group. Mr. de Windt has served as a Director of the Company since April 1987.

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has four standing Board committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. The members of these committees are indicated below.

     The Executive Committee exercises the power and authority of the Board of Directors in the interim period between Board meetings. The Executive Committee did not meet during the last fiscal year. The members of the Executive Committee are Messrs. Morley and Sherrill. Mr. Sherrill is the Chairman of the Executive Committee.

     The Audit Committee is responsible for overseeing the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls. Specifically, the Committee reviews and approves the scope of the annual examination of the books and records of the Company and reviews the findings and recommendations of the independent accountants on completion of the audit; reviews and approves the fees of the independent accountants; considers the organization, scope and adequacy of the Company's internal controls and internal audit functions; monitors the extent to which the Company has implemented changes recommended by the independent accountants or the Committee; and provides oversight with respect to accounting principles employed in the Company's financial reporting. The Audit Committee met two times during the last fiscal year. The members of the Audit Committee are Messrs. Howkins, Rankin and de Windt. Mr. de Windt is the Chairman of the Audit Committee.

     The Compensation Committee is responsible for the determination of compensation payable to the executive officers of the Company consistent with the Company's compensation philosophy as stated in this Proxy Statement. Pursuant to the Compensation Committee charter, the Committee's responsibilities include, but are not limited to, the oversight of the development and administration of executive incentive programs, executive compensation structure and the approval of base pay, bonus awards and long-term incentive awards for executive officers. The Compensation Committee also is responsible for the administration of the Company's employee stock option plans and has the authority to determine to whom options are granted, the number of shares covered by the options, the time at which options are granted and the exercise price of the options, all subject to the provisions of the applicable Plan. The Compensation Committee met three times during the last fiscal year. The members of the Compensation Committee are Messrs. Howkins, Rankin, Sherrill and de Windt. Mr. Sherrill is the Chairman of the Compensation Committee.

     The Nominating Committee reviews potential candidates for election as Directors of the Company and makes recommendations to the Board of Directors as to nominees for election. The Nominating Committee did not meet during the last fiscal year. Stockholders of the Company desiring to submit names of potential candidates for consideration by the Nominating Committee for election as Directors of the Company may do so by writing to the Chairman of the Nominating Committee, at the address of the Company's principal executive offices, 6065 Parkland Boulevard, Cleveland, Ohio 44124-6106. The members of the Nominating Committee are Messrs. Howkins, Sherrill and de Windt. Mr. Sherrill is the Chairman of the Nominating Committee.

     The Company's Board of Directors met ten times during the last fiscal year, four of such meetings by telephone. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served during the period for which he was a member of the Board. In 1993 the Company paid each Director who is not an employee of the Company an annual retainer of $25,000 plus $1,000 for each Board of Directors meeting attended and $1,000 for each committee meeting attended. In addition, the Chairman of each of the Audit, Compensation and Nominating Committees received an annual retainer of $3,000. The Board of Directors is scheduled to meet five times in fiscal 1994.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 1993, 1992 and 1991, of those persons who were, at December 31, 1993: (i) the chief executive officer; and (ii) the other four most highly compensated executive officers of the Company. The Chief Executive Officer and such other executive officers are hereinafter referred to collectively as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                          ANNUAL                        LONG-TERM
                                       COMPENSATION                    COMPENSATION
                        ------------------------------------------        AWARDS
                                                            OTHER      ------------
                                                           ANNUAL       SECURITIES      ALL OTHER
      NAME AND                                             COMPEN-      UNDERLYING       COMPEN-
 PRINCIPAL POSITION     YEAR      SALARY       BONUS       SATION(1)     OPTIONS        SATION(6)
- --------------------    -----    --------     --------     -------     ------------     ---------
John C. Morley          1993     $567,000     $260,000     $52,104(2)     15,000(4)     $ 357,870(7)
President and           1992      545,000      325,000      54,649(3)     60,000(5)       364,520(8)
Chief Executive         1991      515,000      274,000          --            --               --
Officer
Peter J. Tsivitse       1993      288,000      175,500          --            --           30,864(9)
Vice President          1992      277,000      195,000          --        30,000(5)        48,171(10)
                        1991      263,000      192,000          --            --               --
Dudley P. Sheffler      1993      262,000      130,000          --         7,500(4)        76,785(11)
Vice President          1992      247,000      145,000          --        30,000(5)        86,502(12)
                        1991      233,000      120,000          --            --               --
E. Scott Dalton         1993      188,000      100,000          --         6,000(4)        77,558(13)
Vice President          1992      181,000      110,000          --        24,000(5)        86,932(14)
                        1991      171,000      105,000          --            --               --
Joseph D. Swann         1993      183,000       95,000          --         6,000(4)         6,216(15)
Vice President          1992      170,700       85,000          --         9,000(5)         9,225(16)
                        1991      163,320       76,000          --            --               --

- ---------------

 (1) Unless otherwise indicated, no executive officer named in the Summary Compensation Table received personal benefits or perquisites in excess of the lesser of $50,000 or 10% of his aggregate salary and bonus. Pursuant to Commission transition rules, only 1992 and 1993 information is required to be shown.

 (2) Annual compensation related to incremental costs to the Company of, including among other things (i) personal use under Company policy of the Company airplane for personal security reasons ($22,464); (ii) group term life insurance ($18,041); (iii) financial and tax services; (iv) use of a Company car; and (v) reimbursement of club dues, all of which are reported for personal income tax purposes.

 (3) Annual compensation related to incremental costs to the Company of, including among other things (i) personal use under Company policy of the Company airplane for personal security reasons ($28,565); (ii) group term life insurance ($13,127); (iii) financial and tax services; (iv) use of a Company car; and (v) reimbursement of club dues, all of which are reported for personal income tax purposes.

 (4) These options were granted on December 16, 1993 pursuant to the 1990 Key Employee Stock Option Plan. Fifty percent of the shares subject to the option becomes exercisable on December 16, 1995, while the remaining 50% becomes exercisable on December 16, 1996.

 (5) These options were granted on March 6, 1992 pursuant to the 1990 Key Employee Stock Option Plan. Fifty percent of the shares subject to the option became exercisable on September 6, 1993, while the remaining 50% becomes exercisable on September 6, 1994.

 (6) This column includes benefits provided to the Named Executive Officers under (i) the Reliance Electric Company Savings and Investment Plan (the "S & I Plan") and (ii) the Reliance Electric Company Deferred Compensation Plan with respect to the S & I Plan (the "Deferred Compensation Plan"). This column also includes contingent amounts which may be payable under the nonqualified Special Retirement Program for Elected Officers (the "Retirement Program"). Pursuant to Commission transition rules, only 1992 and 1993 information is required to be shown.

 (7) Includes benefits provided to Mr. Morley under (i) the S & I Plan ($4,497),
     (ii) the Deferred Compensation Plan ($15,687) and (iii) the Retirement Program ($337,686).

 (8) Includes benefits provided to Mr. Morley under (i) the S & I Plan ($4,364),
     (ii) the Deferred Compensation Plan ($26,782) and (iii) the Retirement Program ($333,374).

 (9) Includes benefits provided to Dr. Tsivitse under (i) the S & I Plan ($4,497), (ii) the Deferred Compensation Plan ($5,385) and (iii) the Retirement Program ($20,982).

(10) Includes benefits provided to Dr. Tsivitse under (i) the S & I Plan ($4,436), (ii) the Deferred Compensation Plan ($14,314) and (iii) the Retirement Program ($29,421).

(11) Includes benefits provided to Mr. Sheffler under (i) the S & I Plan ($4,497), (ii) the Deferred Compensation Plan ($4,833) and (iii) the Retirement Program ($67,455).

(12) Includes benefits provided to Mr. Sheffler under (i) the S & I Plan ($4,364), (ii) the Deferred Compensation Plan ($9,526) and (iii) the Retirement Program ($72,612).

(13) Includes benefits provided to Mr. Dalton under (i) the S & I Plan ($4,497),
     (ii) the Deferred Compensation Plan ($1,923) and (iii) the Retirement Program ($71,138).

(14) Includes benefits provided to Mr. Dalton under (i) the S & I Plan ($4,364),
     (ii) the Deferred Compensation Plan ($6,736) and (iii) the Retirement Program ($75,832).

(15) Includes benefits provided to Mr. Swann under (i) the S & I Plan ($4,497) and (ii) the Deferred Compensation Plan ($1,719).

(16) Includes benefits provided to Mr. Swann under (i) the S & I Plan ($4,364) and (ii) the Deferred Compensation Plan ($4,861).

OPTION GRANTS

     Shown below is information on grants of stock options pursuant to the Company's 1990 Key Employee Stock Option Plan during the fiscal year ended December 31, 1993 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS
- ---------------------------------------------------------------------------------------------     POTENTIAL REALIZABLE
                                                 PERCENTAGE
                                                  OF TOTAL                                          VALUE AT ASSUMED
                                 NUMBER OF        OPTIONS                                        ANNUAL RATES OF STOCK
                                SECURITIES       GRANTED TO                                      PRICE APPRECIATION FOR
                                UNDERLYING       EMPLOYEES       EXERCISE OR                          OPTION TERMS
                                  OPTIONS        IN FISCAL        BASE PRICE       EXPIRATION    ----------------------
           NAME                GRANTED(1)(2)        YEAR        (PER SHARE)(3)        DATE          5%           10%
- ---------------------------    -------------     ----------     --------------     ----------    ---------    ---------
John C. Morley                     15,000            6.4%           $17.25         12/16/2003    $ 162,726    $ 412,381
  President and Chief
  Executive Officer
Peter J. Tsivitse(4)                   --             --                --                 --           --           --
  Vice President
Dudley P. Sheffler                  7,500            3.2             17.25         12/16/2003       81,368      206,190
  Vice President
E. Scott Dalton                     6,000            2.6             17.25         12/16/2003       65,091      164,952
  Vice President
Joseph D. Swann                     6,000            2.6             17.25         12/16/2003       65,091      164,952
  Vice President

- ---------------

(1) These options were granted on December 16, 1993 pursuant to the 1990 Key Employee Stock Option Plan. Fifty percent of the shares subject to the option becomes exercisable on December 16, 1995, while the remaining 50% becomes exercisable on December 16, 1996.

(2) In general, an optionee's rights under an option shall cease upon his or her termination of employment. In the event of a "change of control" an option will become immediately exercisable for all shares subject to the option. Change of control means either (a) the purchase of at least 30% of the Company's Class A Common Stock by a person or group of persons under common control which is not approved by the Company's Board of Directors or (b) a change in the membership of the Company's Board of Directors of a magnitude of at least 30% but only if such change in the membership of the Board of Directors is not approved by at least three-quarters of the Directors sitting prior to such change.

(3) Based on the closing price of the Class A Common Stock of $17.25 on the New York Stock Exchange on December 16, 1993.

(4) Dr. Tsivitse, who is 64 years old, was not granted options in 1993 because such options, pursuant to the terms of the 1990 Key Employee Stock Option Plan, would not vest prior to his required retirement age.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to unexercised stock options at December 31, 1993 to purchase the Company's Class A Common Stock by the Named Executive Officers. No named Executive Officer exercised any stock options to purchase the Company's Class A Common Stock during the fiscal year ended December 31, 1993.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                       AND DECEMBER 31, 1993 OPTION VALUE

                                                                  NUMBER OF SECURITIES
                                NUMBER OF                        UNDERLYING UNEXERCISED              VALUE OF UNEXERCISED
                                  SHARES                               OPTIONS AT                    IN-THE-MONEY OPTIONS
                                 ACQUIRED                           DECEMBER 31, 1993               AT DECEMBER 31, 1993(1)
                                    ON           VALUE        -----------------------------     -------------------------------
            NAME                 EXERCISE       REALIZED      EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
- ----------------------------    ----------     ----------     -----------     -------------     -----------    ----------------
John C. Morley                         --              --       30,000            45,000               --                --
  President and Chief
  Executive Officer
Peter J. Tsivitse                      --              --       15,000            15,000               --                --
  Vice President
Dudley P. Sheffler                     --              --       15,000            22,500               --                --
  Vice President
E. Scott Dalton                        --              --       12,000            18,000               --                --
  Vice President
Joseph D. Swann                        --              --        4,500            10,500               --                --
  Vice President

- ---------------

(1) Based on the closing price of the Class A Common Stock of $16.875 on the New York Stock Exchange on December 31, 1993. As a result, all unexercised options were not "in-the-money" options as of that date.

SEVERANCE AGREEMENTS

     The Company has entered into Amended and Restated Severance Agreements with the Named Executive Officers of the Company (collectively, the "Current Severance Agreements"). Pursuant to the Current Severance Agreements, in the event of the Named Executive Officer's involuntary termination of employment without cause, or as a result of disability or death, the Named Executive Officer will be paid (i) an amount equal to two years' salary at the Named Executive Officer's base salary rate in effect on the date of his termination of employment and (ii) an amount equal to twice the amount of the bonus paid or payable to the Named Executive Officer for the Company's fiscal year immediately preceding the date of his termination of employment. In addition, certain other benefits of the Company, including the ability to exercise stock options, will continue for a period of two years from the date of his termination. No severance benefits are payable due to a Named Executive Officer's involuntary termination of employment for cause or his voluntary termination of employment. The Current Severance Agreements terminate in April 1994. Effective as of April 1994 the Company will enter into new Severance Agreements with the executive officers of the Company (the "New Severance Agreements"). The New Severance Agreements are substantially similar to the Current Severance Agreements, except that the New Severance Agreements do not provide for severance benefits in the event of an executive's disability or death. The New Severance Agreements will terminate in April 1996.

GOLDEN PARACHUTE EXCISE TAX AGREEMENT

     The Company has entered into an Agreement Relating to Golden Parachute Excise Tax (the "Excise Tax Agreement") with the executive officers of the Company. Under the Excise Tax Agreement, the Company agreed to pay each executive officer, under certain circumstances, an amount or amounts ("gross-ups") equal to any excise tax payable by such executive officer under
Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor provision, with respect to certain payments received by the executive officer from the Company. The Company's obligation to make payments under the Excise Tax Agreement arises only under those circumstances in which the executive officer's shares of Class A Common Stock or non-qualified stock options or both are sold or exchanged, in whole or in part, contingent on a "change of ownership or control" (as defined under Section 4999 of the Code, or any successor provision) and the payment of any amount with respect to, or the receipt of any securities or options in exchange for such shares or options gives rise, directly or indirectly, to the imposition of the excise tax.

DEFINED BENEFIT PENSION PLANS

     The following table shows the estimated annual retirement benefit payable to participating employees, including executive officers, in the earnings and years of service classifications indicated under the Company's defined pension benefit plans.

                           ESTIMATED ANNUAL RETIREMENT BENEFITS
 AVERAGE                      FOR YEARS OF SERVICE INDICATED
  ANNUAL       ------------------------------------------------------------
 EARNINGS      15 YEARS     20 YEARS     25 YEARS     30 YEARS     35 YEARS
- ----------     --------     --------     --------     --------     --------
$  125,000     $33,700      $45,500      $49,400      $53,400      $57,300
   150,000      40,900       55,200       60,100       64,900       69,800
   175,000      48,100       64,900       70,700       76,500       82,300
   200,000      55,300       74,500       81,300       88,100       94,800
   300,000      84,000      113,300      123,800      134,300      144,800
   400,000     112,800      152,000      166,300      180,600      194,800
   500,000     141,500      190,800      208,800      226,800      244,800
   600,000     170,300      229,500      251,300      273,100      294,800
   700,000     199,000      268,300      293,800      319,300      344,800
   800,000     227,800      307,000      336,300      365,600      394,800
   900,000     256,500      345,800      378,800      411,800      444,800
 1,000,000     285,300      384,500      421,300      458,100      494,800

     The compensation covered consists of salary and bonus set forth in the Summary Compensation Table. The calculation of retirement benefits under the plans is based upon average earnings for the highest 60 consecutive months within the 120 months preceding termination of employment.

     Sections 401(a)(17) and 415 of the Code limit the annual benefits which may be paid from a tax-qualified retirement plan. As permitted by the Employee Retirement Income Security Act of 1974, the Company has supplemental plans which authorize the payment out of general funds of the Company of any benefits calculated under provisions of the applicable plan which may be above the limits under these sections.

     The credited years of service for Messrs. Morley, Tsivitse, Sheffler, Dalton and Swann are 7, 42, 24, 17 and 24, respectively.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     In connection with the Company's organization in December 1986, the Board of Directors established the Compensation Committee to review and make recommendations regarding the Company's compensation programs. The following report of the Compensation Committee describes the philosophy, objectives and components of the Company's executive compensation programs for 1993 and discusses the determinations concerning the compensation for the President and Chief Executive Officer of the Company for 1993.

     The members of the Compensation Committee are H. Virgil Sherrill, Chairman, Anthony C. Howkins, Alfred M. Rankin, Jr. and E. Mandell de Windt. Each of Messrs. Sherrill, Howkins, Rankin and de Windt are non-employee Directors of the Company.

COMPENSATION PHILOSOPHY

     Reliance's compensation philosophy is to ensure that its compensation programs are competitive and support the achievement of the Company's performance objectives. To that end, the compensation programs are intended to

          - relate to the creation of shareholder value;

          - relate executive compensation to the achievement of annual and longer term financial, operational and strategic objectives;

          - provide competitive levels of compensation; and

          - provide assistance in attracting and retaining highly qualified management personnel.

COMPENSATION PROGRAM

     As a means of implementing these compensation philosophies and objectives, the Company's 1993 compensation program for executive officers consisted of the following primary elements: base salary, an executive performance award and a non-qualified stock option award. These particular elements are further explained below.

     Base Salary -- Base salaries are determined by evaluating the executive officer's responsibilities and by comparisons to other companies' compensation programs in the competitive marketplace. For many years the Company has participated in the Towers Perrin Executive Compensation Survey (the "Towers Perrin Survey") and the Committee relies heavily on the Towers Perrin Compensation Data Bank which contains the results of the survey. The 1993 Towers Perrin Survey included 407 corporate participants that had sales ranging from $50 million to $132 billion. Of the eight companies that comprise the Dow Jones Electrical Equipment Index (the "Electrical Index Participants") used for comparison purposes in the Performance Graph in this Proxy Statement, five are included in the Towers Perrin Survey. These five companies are Emerson Electric, Honeywell, Thomas & Betts, Westinghouse Electric and W. W. Granger Inc. Compensation decisions are not based on specific comparisons to the Electrical Index Participants. Comparisons are made with the 69 companies in the Towers Perrin Survey that had sales in the $1 billion to $3 billion range (the "Comparison Companies"). The Company's base salaries are determined upon a review and analysis of the Comparison Companies and consistently have fallen in the middle of the data ranges of the Comparison Companies. Actual salaries are adjusted based upon the performance of the Company and the performance of the individual executive within Company-wide salary guidelines as determined by the competitive environment.

     Performance Awards -- For 1993, the Compensation Committee approved payments under an executive performance award program (the "EPA Program") to approximately 140 key employees, including executive officers. The EPA Program awards are based upon targeted corporate goals and a formula which takes into account measures such as net sales billed and earnings before interest and taxes ("EBIT"), with a heavier weight attributed to EBIT. Individual awards under the EPA Program take into consideration corporate, business unit and individual performance versus these targeted goals and formulas. Awards under the EPA Program are reviewed and approved by the Compensation Committee.

     Long-Term Incentive Awards -- The Company maintains the 1990 Key Employee Stock Option Plan to provide long-term incentives to its employees, including executive officers. In 1993, the Compensation Committee provided stock option grants of 232,800 shares of Class A Common Stock to its executives and other key employees under this Plan. During 1993, Hewitt Associates was engaged to review the adequacy of the Company's 1990 Key Employee Stock Option Plan, the

Company's only long-term incentive program. Under the 1990 plan officers received awards in 1992 and 1993 only. The size of the awards was found to be comparatively low with reference to the Hewitt data base of more than 400 major manufacturing and service companies and certain comparative companies. The Hewitt Associates review indicated that the Company's total long-term incentive compensation offering for executive officers was approximately 50% of the competitive long-term compensation of similarly sized companies. As a result, two new long-term executive compensation plans were developed and are proposed for stockholder approval at the upcoming 1994 Annual Meeting of Stockholders. The two plans are the 1994 Reliance Electric Company Executive Stock Option Plan and the 1994 Reliance Electric Company Executive Long Term Incentive Plan, both of which are described in this Proxy Statement. Previous stock option awards to individuals were not considered in determining the individual's award in 1993. The Committee believes that by providing these persons who have substantial responsibility for the management and growth of the Company with a more competitive total compensation opportunity by increasing their potential ownership in the Company, the best interests of the stockholders and executives will be more closely aligned.

     Each of these plans is intended to satisfy the requirements of Section 162(m) of the Internal Revenue Service regulations to be "performance-based" compensation and therefore deductible by the Company.

1993 COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

     In considering the compensation for the President and Chief Executive Officer (the "CEO") for 1993, the Compensation Committee reviewed his existing compensation arrangements and both Company and individual performance. For fiscal year 1993 the CEO received a base salary of $567,000, representing a 4.0% increase from 1992. This increase reflected the Committee's comparison of Mr. Morley's compensation versus compensation of chief executives of similarly sized companies. The CEO also received a cash bonus of $260,000 under the EPA Program. This bonus represents a 20% decrease from the bonus awarded for 1992. This reduced bonus reflects the Company's less favorable overall performance in 1993 compared to 1992. The bonus at the same time includes the Committee's recognition of the CEO's efforts to align the Company's workforce, manufacturing capacity and structure with the current and expected market conditions in an effort to improve productivity, capacity and administrative efficiency. As an incentive for future performance and consistent with competitive practices, Mr. Morley was granted an option to purchase up to 15,000 shares of Class A Common Stock under the Company's 1990 Key Employee Stock Option Plan.

                             Compensation Committee
                             of the Board of Directors

                             H. Virgil Sherrill, Chairman
                             Anthony C. Howkins Alfred
                             M. Rankin, Jr.
                             E. Mandell de Windt

                               PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative total shareholder return on the Company's Class A Common Stock against the cumulative total return of the S&P Composite -- 500 Stock Index and the Dow Jones -- Electrical Equipment Index for the period beginning upon the Company's initial public offering of its Class A Common Stock on May 6, 1992 to December 31, 1993. The graph assumes that the value of the investment in the Company's Class A Common Stock and each index was $100 at May 6, 1992 and that all dividends, if any, were reinvested.




                            COMPARISON OF THE COMPANY'S CLASS A COMMON STOCK,
                         S&P 500 INDEX AND DOW JONES ELECTRICAL EQUIPMENT INDEX

                  May 6,      June 30,      Sept. 30,      Dec. 31,     March 31,     June 30,      Sept 30,      Dec. 31,
                   1992        1992           1992           1992         1993          1993          1993          1993
REE              $100.00        90.79         90.79          106.58      113.84         98.68         96.71        $ 88.82
S&P 500          $100.00        97.92        100.24          104.54      108.37        108.10        110.11        $111.91
DJ EE            $100.00        92.44         97.64           95.66       99.68        103.23         99.87        $101.50










      COMPENSATION COMMITTEE INSIDER INTERLOCKS AND INSIDER PARTICIPATION

     John C. Morley, the Company's President and Chief Executive Officer, served as a member of the Compensation Committee of the Board of Directors until February 1993. Mr. Morley did not participate or vote on matters pertaining to his compensation while a member of the Compensation Committee, nor was he present at meetings relating to his compensation.

                              CERTAIN TRANSACTIONS

     In connection with the Company's April 1993 public offering of its ten year 6.80% notes due April 2003, Prudential Securities acted as one of the two managing underwriters for the offering. The entire group of underwriters, including the two managing underwriters, received an aggregate of $975,000 in commissions, based on rates which were consistent with industry practices.

     At the time when the transaction discussed above was entered into, the Company took steps to determine that this transaction was on terms no less favorable than those which could have been obtained from an unrelated third party.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the New York Stock Exchange. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, Directors, and 10% or greater stockholders complied with all filing requirements applicable to them with respect to transactions during 1993, except for the officers referred to below. Messrs. E. Scott Dalton, Robert L. Matejka and William R. Norton each inadvertently omitted to report one transaction in 1993. Each officer, however, did promptly report the inadvertent omission when it was brought to his attention.

                  ADOPTION OF 1994 EXECUTIVE STOCK OPTION PLAN

BACKGROUND

     The stockholders will be asked at the meeting to vote on a proposal to approve the adoption of the 1994 Reliance Electric Company Executive Stock Option Plan (the "1994 Executive Plan" or the "Plan"). The 1994 Executive Plan was adopted by the Board of Directors in February 1994, subject to stockholder approval. It is anticipated that options under the 1994 Executive Plan will be granted prior to December 31, 1994. However, the recipients and the number of shares subject to such initial options have not yet been determined.

     The Board of Directors believes that substantial benefits accrue to the Company from the granting of stock options to employees. Such options encourage employees to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Class A Common Stock through their own efforts in improving the Company's business. The granting of options also assists in attracting and retaining key executives. Furthermore, the Company's existing 1990 Key Employee Stock Option Plan expires in 1994. For these reasons, the Board adopted the 1994 Executive Plan. Accordingly, the Board of Directors and management believe that approval of the 1994 Executive Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

     The affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote present in person or by proxy at the meeting is required for the adoption of the 1994 Executive Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold shares of Class A Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     The following is a summary of the material features of the 1994 Executive Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit A.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1994 RELIANCE ELECTRIC COMPANY EXECUTIVE STOCK OPTION PLAN.

GENERAL

     The 1994 Executive Plan provides for the issuance of incentive stock options (which qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified stock options to purchase a maximum of 1,000,000 shares of the Company's Class A Common Stock, which constitutes approximately 3% of the Company's outstanding shares of Class A Common Stock. Options under the 1994 Executive Plan may be issued to officers and other employees of the Company and its subsidiaries who, in the judgment of the Committee (as hereinafter defined), are in a position to contribute significantly to the Company's success ("Eligible Employees"). There are presently approximately 400 Eligible Employees (including ten executive officers).

DURATION AND ADMINISTRATION OF THE 1994 EXECUTIVE PLAN

     The 1994 Executive Plan will terminate on April 20, 1999, unless earlier terminated by resolution of the Board of Directors. Initially, the 1994 Executive Plan will be administered by the Company's Compensation Committee (the "Committee"). The Committee must consist of at least two members who are non-employee Directors, and the present members of the Committee are H. Virgil Sherrill, Anthony C. Howkins, Alfred M. Rankin, Jr. and E. Mandell de Windt, each of whom is a non-employee Director. The members of the Committee are appointed by the Board of Directors and serve at its discretion. Each member of the Committee acts as an administrative manager of the Plan and is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). A majority of the Committee constitutes a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, are acts of the Committee. Subject to the terms and conditions of the Plan, the Committee has full and final authority in its absolute discretion: (i) to determine the terms and conditions of the options;
(ii) to construe and interpret the 1994 Executive Plan and any agreement or instrument entered into thereunder; (iii) to adopt, amend and rescind rules and regulations that may be advisable in the administration of the Plan; and (iv) to establish, amend or waive the rules and regulations and the instruments evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the 1994 Executive Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Employees and upon any person claiming under or through any Eligible Employees. Neither the Committee nor any of its members is liable for any act taken by the Committee pursuant to the Plan. No member of the Committee is liable for the act of any other member.

SECURITIES SUBJECT TO THE 1994 EXECUTIVE PLAN

     Not more than 1,000,000 shares of the Class A Common Stock of the Company may be issued pursuant to the 1994 Executive Plan in the aggregate, and not more than 150,000 shares of Class A Common Stock may be issued to any one Eligible Employee, except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee must make an appropriate adjustment in the stock subject to the Plan. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options.

GRANT AND EXERCISE OF OPTIONS

     Subject to certain conditions, the duration of each option granted under the 1994 Executive Plan will be determined by the Committee, provided that no option shall be exercisable later than the tenth anniversary of the date the option was granted. Each option granted under the Plan will have an exercise price equal to the fair market value at the date of grant by reference to the closing price on the New York Stock Exchange on such date. Except as otherwise provided in the event of an Eligible Employee's death, only the Eligible Employee may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Eligible Employee may exercise an option on behalf of the Eligible Employee. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right of exercise is limited to whole shares. Options may be exercised by the Eligible Employee giving written notice to the Company of the Eligible Employee's exercise of the option accompanied by full payment of the purchase price in cash or its equivalent. The Committee also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T.

     An option granted under the Plan will become exercisable in equal one-third increments of the shares of Class A Common Stock which are covered by the option on each of the first three anniversary dates of the grant. In the event of a Change in Control, as defined in the 1994 Executive Plan, an Eligible Employee may exercise his option with respect to all shares of Class A Common Stock which are covered by the option.

TERMINATION OF EMPLOYMENT

     If an Eligible Employee ceases to be an employee of the Company and all subsidiaries because of death or disability, the option may be exercised until the earlier to occur of either (i) the first anniversary of the Eligible Employee's termination of employment or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of the Eligible Employee's termination of employment. If any option is exercisable following the Eligible Employee's death, then that option may be exercisable by the Eligible Employee's estate, such person as shall have been named as the Eligible Employee's beneficiary, the person designated in the Eligible Employee's Last Will and

Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

     If an Eligible Employee ceases to be an employee of the Company and all subsidiaries because of retirement, the Eligible Employee may exercise the option until the earlier to occur of either (i) the third anniversary of the Eligible Employee's termination of employment or (ii) the expiration of the option, but only to the extent the option was exercisable at the Eligible Employee's termination of employment.

     If an Eligible Employee ceases to be an employee of the Company and all subsidiaries at the request of his employer and without cause or by his voluntary resignation, the Eligible Employee may exercise his option until the earlier to occur of either (i) the 30th day following the Eligible Employee's termination of employment or (ii) the expiration date of the option, but only to the extent the option was exercisable at the date of the Eligible Employee's termination of employment.

     If an Eligible Employee ceases to be an employee of the Company and all subsidiaries because he is discharged by his employer for cause, his option will be canceled to the extent not exercisable at the time of his termination of employment.

     The Committee may waive any restrictions or conditions set forth in an option agreement concerning an Eligible Employee's right to exercise any option and/or the time and method of exercise.

INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Eligible Employees and the Company of options granted under the 1994 Executive Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Eligible Employees and the Company.

     An Eligible Employee who is granted an incentive stock option which qualifies under Section 422 of the Code will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the Company upon the grant or exercise of such option. However, upon the exercise of an incentive option, special alternative minimum tax rules apply for the Eligible Employee. When the Eligible Employee sells such shares more than one year after the date of exercise of the option and more than two years after the date of grant of such option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sales price of such shares and the option exercise price. If the Eligible Employee does not hold such shares for this period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Code and regulations thereunder. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

     An Eligible Employee to whom a non-qualified option (an option which is not an incentive stock option) is granted will not recognize income at the time of grant of such option. When such Eligible Employee exercises such non-qualified option, the Eligible Employee will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Eligible Employee receives. The tax basis of such shares to such Eligible Employee will be equal to the option price paid plus the amount includable in the Eligible Employee's gross income, and the Eligible Employee's holding period for such shares will commence on the day on which the Eligible Employee recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, the Company generally will be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Eligible Employee. Any compensation includable in the gross income of an Eligible Employee in respect to a non-qualified option will be subject to appropriate withholding for federal income and employment taxes.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

              ADOPTION OF 1994 OUTSIDE DIRECTORS STOCK OPTION PLAN

BACKGROUND

     The stockholders will be asked at the meeting to vote on a proposal to approve the adoption of the 1994 Reliance Electric Company Outside Directors Stock Option Plan (the "1994 Outside Directors Plan" or the "Plan"). The 1994 Outside Directors Plan was adopted by the Board of Directors in February 1994, subject to stockholder approval.

     The purpose of the Plan is to provide each of the Company's non-employee Directors an added incentive to continue in the service of the Company and a more direct interest in the future success of the Company's operations. The Plan also will help the Company attract outstanding individuals to become Directors of the Company. Furthermore, the Company's previous Outside Directors Stock Option Plan has expired. For these reasons, the Board adopted the 1994 Outside Directors Plan. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

     The affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote present in person or by proxy at the meeting is required for the adoption of the 1994 Outside Directors Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold shares of Class A Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     The following is a summary of the material features of the 1994 Outside Directors Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit B.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1994 RELIANCE ELECTRIC COMPANY OUTSIDE DIRECTORS STOCK OPTION PLAN.

GENERAL

     The 1994 Outside Directors Plan provides for the issuance of options to purchase a maximum of an aggregate of 50,000 shares of the Company's Class A Common Stock, which constitutes approximately 0.15% of the Company's outstanding shares of Class A Common Stock, to Directors who are not also employees of the Company or any subsidiary ("Outside Directors"). There are presently four eligible Outside Directors. The Plan will terminate on April 21, 1998, unless earlier terminated by resolution of the Board of Directors.

GRANTS OF OPTIONS

     On the date of stockholders' approval of the Plan, each Outside Director will be granted an option to purchase 1,000 shares of Class A Common Stock at the then fair market value calculated by reference to the closing price of the Class A Common Stock on the New York Stock Exchange. On each anniversary date thereafter through 1998, each Outside Director then serving in such capacity will receive an automatic grant of an option to purchase 1,000 shares of Class A Common Stock at the then fair market value.

EXERCISE OF OPTIONS

     Each option granted under the 1994 Outside Directors Plan will expire on the tenth anniversary of the date the option was granted. Except as otherwise provided in the event of an Outside Director's death, only the Outside Director may exercise an option, provided that a guardian or other legal representative who has been duly appointed for such Outside Director may exercise an option on behalf of the Eligible Employee. Upon satisfaction of all conditions, the option may be exercised in whole or in part at any time until expiration of the right to exercise the option, but this right of exercise is limited to whole shares. Options may be exercised by the Outside Director giving written notice to the Company of the Outside Director's exercise of the option accompanied by full payment of the purchase price in cash or its equivalent. The Plan also allows cashless exercises as permitted under the Federal Reserve Board's Regulation T.

     Each option granted under the Plan will become exercisable for equal one-third increments of the shares of Class A Common Stock subject to the option on each of the first three anniversary dates of the grant. In the event of a Change in Control, as defined in the 1994 Outside Directors Plan, an Outside Director may exercise his option with respect to all shares of Class A Common Stock which are covered by the option.

SECURITIES SUBJECT TO THE 1994 OUTSIDE DIRECTORS PLAN

     Not more than 50,000 shares of the Class A Common Stock of the Company may be issued pursuant to the 1994 Outside Directors Plan in the aggregate and not more than 5,000 shares of Class A Common Stock may be issued to any one Outside Director, except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, an appropriate adjustment in the stock subject to the Plan will be made. If any option expires without having been fully exercised, the shares with respect to which such option has not been exercised will be available for further options.

TERMINATION OF DIRECTORSHIP

     If an Outside Director ceases to be a Director of the Company because of death or disability, the option may be exercised until the earlier to occur of either (i) the first anniversary of the Outside Director's termination of directorship or (ii) the expiration of the option, but only to the extent the option was exercisable at the date of the Outside Director's termination of directorship. If any option is exercisable following the Outside Director's death, then that option may be exercisable by the Outside Director's estate, the person as shall have been named as the Outside Director's beneficiary, the person designated in the Outside Director's Last Will and Testament, or the person to whom the option was transferred by the applicable laws of descent and distribution.

     If an Outside Director ceases to be a Director of the Company after the attainment of age 65, the Outside Director may exercise the option until the earlier to occur of either (i) the third anniversary of the Outside Director's termination of directorship or (ii) the expiration of the option, but only to the extent the option was exercisable at the Outside Director's termination of directorship.

INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Outside Directors and the Company of options granted under the 1994 Outside Directors Plan generally should be as set forth in the following summary. The summary only addresses income tax consequences for Outside Directors and the Company.

     The options granted under the Plan shall be non-qualified options for federal income tax purposes. An Outside Director to whom an option is granted will not recognize income at the time of grant of such option. When such Outside Director exercises such non-qualified option, the Outside Director will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Outside Director receives. The tax basis of such shares to such Outside Director will be equal to the option price paid, and the Outside Director's holding period for such shares will commence on the day on which the Outside Director recognized taxable income in respect of such shares. Subject to applicable provisions of the Code and regulations thereunder, Company will generally be entitled to a federal income tax deduction in respect of non-qualified options in an amount equal to the ordinary compensation income recognized by the Outside Director.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of options or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

              ADOPTION OF 1994 EXECUTIVE LONG TERM INCENTIVE PLAN

BACKGROUND

     The stockholders will be asked at the meeting to vote on a proposal to approve the adoption of the 1994 Reliance Electric Company Executive Long Term Incentive Plan (the "1994 Incentive Plan" or the "Plan"). The 1994 Incentive Plan was adopted by the Board of Directors in February 1994, subject to stockholder approval. It is anticipated that Performance Awards (as hereinafter defined) will be granted prior to December 31, 1994. However, the recipients and the amount of Performance Awards to be granted have not yet been determined.

     The Plan is designed to promote the interests of the Company and its stockholders by attracting and retaining officers and key employees of the Company and its subsidiaries; motivating such employees by reason of performance-related incentives to achieve longer term performance goals; and enabling such employees to participate in the long-term growth and financial success of the Company. Accordingly, the Board of Directors and management believe that approval of the 1994 Incentive Plan is in the best interests of the Company and recommend that stockholders vote in favor of the proposal.

     The affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock entitled to vote present in person or by proxy at the meeting is required for the adoption of the 1994 Incentive Plan. Thus, stockholders who vote to abstain will in effect be voting against the proposal. Brokers who hold shares of Class A Common Stock as nominees will have discretionary authority to vote such shares if they have not received voting instructions from the beneficial owners by the tenth day before the meeting, provided that this Proxy Statement is transmitted to the beneficial owners at least 15 days before the meeting. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     The following is a summary of the material features of the 1994 Incentive Plan and is qualified in its entirety by reference to it. A copy of the Plan is attached hereto as Exhibit C.

     THE BOARD RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1994 RELIANCE ELECTRIC COMPANY EXECUTIVE LONG TERM INCENTIVE PLAN.

GENERAL

     The Plan provides for the granting of performance awards (the "Performance Awards"). The final value, if any, of a Performance Award is determined by the degree to which specified Company performance objectives ("Performance Objectives") are achieved during a specified performance period ("Performance Period"). Awards may be granted to officers and other employees of the Company and its subsidiaries who, in the judgment of the Committee (as hereinafter defined), are in a position to contribute significantly to the Company's success ("Eligible Employees"). Performance Awards shall be paid in shares of Class A Common Stock ("Shares") and cash through Share Equivalents (as hereinafter defined). There are presently approximately 35 Eligible Employees (including ten executive officers).

DURATION AND ADMINISTRATION OF THE 1994 LONG TERM INCENTIVE PLAN

     The Plan will terminate on December 31, 1998, unless earlier terminated by resolution of the Board of Directors. Initially, the Plan will be administered by the Company's Compensation Committee (the "Committee"). The Committee must consist of at least two members who are non-employee Directors, and the present members of the Committee are H. Virgil Sherrill, Anthony C. Howkins, Alfred M. Rankin, Jr. and E. Mandell de Windt, each of whom is a non-employee Director of the Company. The members of the Committee are appointed by the Board of Directors and serve at its discretion. Each member of the Committee acts as an administrative manager of the Plan and is a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Exchange Act. A majority of the Committee constitutes a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, are acts of the Committee. Subject to the terms and conditions of the Plan, the Committee has full and final authority in its absolute discretion: (i) to determine the size and type of Performance Award and Performance Award payout; (ii) to determine the performance goals, performance periods and other applicable terms and conditions of the Performance Awards and Performance Award payouts; (iii) to construe and interpret the Plan and any agreement or instrument entered into thereunder; (iv) to establish, amend or waive the rules and regulations for the Plan's administration; and (v) to amend the terms and conditions of any outstanding Performance Award to the extent such terms and conditions may be amended within the discretion of the Committee. Any decision made or action taken by the Committee in connection with the administration, interpretation and implementation of the 1994 Incentive Plan and of its rules and regulations will be, to the extent permitted by law, conclusive and binding upon all Eligible Employees and upon any person claiming under or through any Eligible Employees. Neither the Committee nor any of its members is liable for any act taken by the Committee pursuant to the 1994 Incentive Plan. No member of the Committee is liable for the act of any other member.

PERFORMANCE AWARDS

     The final value, if any, of a Performance Award is determined by the degree to which specified Performance Objectives are achieved during a specified Performance Period. Pursuant to the terms of the Plan, specific Performance Objectives shall be determined by the Committee using the measures of return on capital employed and earnings growth. A Performance Period shall be three years or such shorter period of time as determined by the Committee.

     Performance Awards are to be made by the Committee after the applicable Performance Objective and Performance Period are determined and will be based on a percentage of an Eligible Employee's annual base salary as in effect on the last day of the Performance Period. Performance Award payouts will be made in Shares and cash through Share Equivalents (as hereinafter defined). Not less than 50% of the total Performance Award (based on the value of a share of Class A Common Stock on the payment date) shall be paid in cash. Generally, all Shares issued pursuant to a Performance Award payout shall not be transferable for two years from the date of issuance.

SECURITIES SUBJECT TO THE PLAN

     The total number of shares of Class A Common Stock available for Performance Award payouts when combined with the total number of Share Equivalents shall be 500,000. The maximum number of shares of Class A Common Stock available for Performance Award payouts shall be 250,000, constituting approximately 0.8% of the Company's outstanding shares of Class A Common Stock. "Share Equivalents" represent the cash paid by the Company as a Performance Award payout divided by the fair market value of a share of Class A Common Stock on the date of such payout. No individual may receive more than a combined total of 75,000 shares of Class A Common Stock and Share Equivalents pursuant to a Performance Award. No Performance Award payout will be made after the total of all Performance Award payouts equals 500,000 Shares and Share Equivalents, except that in the event of stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the Committee must make an appropriate adjustment in the stock subject to the 1994 Incentive Plan. If any Performance Award expires without having been paid out, the shares of Class A Common Stock and the Share Equivalents which could have been paid out with respect to such expired Performance Award will be available for future Performance Awards.

TERMINATION OF EMPLOYMENT

     If an Eligible Employee ceases to be an employee of the Company and all subsidiaries because of death, disability or retirement during a Performance Period, the Performance Award shall be prorated and be paid based upon the length of time that the Eligible Employee held the Performance Award during the Performance Period and the achievement of the Performance Objectives during the Performance Period. If a Performance Award is payable following the Eligible Employee's death, then the Performance Award payout is payable to the Eligible Employee's estate, the person as shall have been named as the Eligible Employee's beneficiary, the person designated in the Eligible Employee's Last Will and Testament, or the person to whom the Performance Award was transferred by the applicable laws of descent and distribution.

     If an Eligible Employee ceases to be an employee of the Company and all subsidiaries for any other reason, any Performance Award shall be canceled as of the date of termination.

     The Committee may waive any restrictions or conditions set forth in an agreement concerning an Eligible Employee's right to the Performance Award.

INCOME TAX TREATMENT

     The Company has been advised that under current law certain of the income tax consequences under the laws of the United States to Eligible Employees and the Company of Performance Awards granted under the 1994 Incentive Plan should generally be as set forth in the following summary. The summary only addresses income tax consequences for Eligible Employees and the Company.

     An Eligible Employee to whom a Performance Award is granted will not recognize income at the time of grant of such Performance Award. When such Eligible Employee receives the Performance Award payout, the Eligible Employee will recognize ordinary compensation income equal to the fair market value of any shares of Class A Common Stock received plus the amount, in cash, of any Share Equivalents received. Subject to applicable provisions of the Code and regulations thereunder, the Company will generally be entitled to a federal income tax deduction in respect of Performance Award payouts in an amount equal to the ordinary compensation income recognized by the Eligible Employee. Any compensation includable in the gross income of an Eligible Employee in respect to a Performance Award payout will be subject to appropriate withholding for federal income and employment taxes.

     The discussion set forth above does not purport to be a complete analysis of all potential tax consequences relevant to recipients of Performance Awards or the Company or to describe tax consequences based on particular circumstances. It is based on United States federal income tax law and interpretational authorities as of the date of this Proxy Statement, which are subject to change at any time. The discussion does not address state or local income tax consequences or income tax consequences for taxpayers who are not subject to taxation in the United States.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Price Waterhouse, Cleveland, Ohio has served as the Company's independent accountants since the Company's organization in December 1986. In January 1994, Price Waterhouse was reappointed as the Company's independent accountants by the Board of Directors of the Company for the year ending December 31, 1994, subject to ratification by the stockholders. Although the By-laws of the Company do not require the submission of the selection of independent accountants to the stockholders for approval, the Board of Directors considers it desirable that its appointment of independent accountants be ratified by the stockholders. If the stockholders reject the nomination, the Board of Directors will reconsider its selection. Representatives of Price Waterhouse will be present at the Annual Meeting, will be afforded the opportunity to make a statement at the Annual Meeting and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to come before the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders. If other matters, however, properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters insofar as the Proxies are not limited to the contrary.

                           DATE TO SUBMIT STOCKHOLDER
                       PROPOSALS FOR 1995 ANNUAL MEETING

     Any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with its Annual Meeting of Stockholders to be held in 1995 must do so no later than November 12, 1994. To be eligible for inclusion in the 1995 Proxy materials of the Company, proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act.

     Upon the receipt of a written request from any stockholder, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Exchange Act, for the Company's most recent fiscal year. Written requests for such Report should be directed to:

                               Director of Investor Relations
                               Reliance Electric Company
                               6065 Parkland Boulevard
                               Cleveland, Ohio 44124-6106

     You are urged to sign and return your Proxy promptly in the enclosed return envelope to make certain your shares will be voted at the Annual Meeting.

                                            By order of the Board of Directors

                                            WILLIAM R. NORTON
                                            Vice President, General Counsel
                                            and Secretary

March 10, 1994

                      1994 ANNUAL MEETING OF STOCKHOLDERS

                           9:30 A.M., APRIL 21, 1994
                          THE FORUM CONFERENCE CENTER
                         ONE CLEVELAND CENTER BUILDING
                             1375 EAST NINTH STREET
                             CLEVELAND, OHIO 44114

                           ADVANCE REGISTRATION FORM

     Send your completed and signed Proxy Card in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend or send a representative to the Annual Meeting.

     Attendance at the Annual Meeting is limited to Reliance Electric Company stockholders, members of their immediate family or their named representative. We reserve the right to limit the number of guests or representatives who may attend the meeting.

                                 (PLEASE PRINT)

STOCKHOLDER'S
NAME _________________________________________________________________________
ADDRESS ______________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________ ZIP ___________________

NAME(S) OF
FAMILY MEMBER(S)
WHO WILL ALSO
ATTEND

I AM A RELIANCE ELECTRIC COMPANY STOCKHOLDER. MY REPRESENTATIVE AT THE ANNUAL MEETING WILL BE:

______________________________________________________________________________
        (Admission card will be returned c/o the Stockholder's address)

______________________________________________________________________________
                            Stockholder's Signature

                                                                       EXHIBIT A

                         1994 RELIANCE ELECTRIC COMPANY
                          EXECUTIVE STOCK OPTION PLAN
                         TO BE EFFECTIVE APRIL 21, 1994

                                    CONTENTS

                                                                                           PAGE
                                                                                           ----
Article 1.    Definitions................................................................  A-1
Article 2.    Establishment, Purpose, and Duration.......................................  A-3
Article 3.    Administration.............................................................  A-3
Article 4.    Shares Subject to the Plan.................................................  A-4
Article 5.    Eligibility and Participation..............................................  A-4
Article 6.    Grant of Options...........................................................  A-4
Article 7.    Beneficiary Designation....................................................  A-7
Article 8.    Change in Control..........................................................  A-7
Article 9.    Amendment, Modification, and Termination...................................  A-7
Article 10.   Withholding................................................................  A-8
Article 11.   Indemnification............................................................  A-8
Article 12.   Successors.................................................................  A-8
Article 13.   Miscellaneous..............................................................  A-8

                         1994 RELIANCE ELECTRIC COMPANY
                          EXECUTIVE STOCK OPTION PLAN

ARTICLE 1.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Board of Directors" means the Board of Directors of the Company.

          (b) "Cause" means, with respect to any Participant:

             (i) The Participant's commission of either a felony or any crime against the Company or a Subsidiary; or

             (ii) The Participant's disclosure of the trade secrets of the Company or any Subsidiary; or

             (iii) The Participant's taking any action that would aid a competitor of the Company or any Subsidiary; or

             (iv) The Participant's habitual failure, for reasons other than any physical or mental ailment, to attend to his or her duties as an employee of the Company or a Subsidiary, but only after the Participant has been given written notice by an officer of the Company or a Subsidiary of the pattern of behavior deemed by such officer to constitute such habitual failure and has failed to cure or take all reasonable steps to cure such pattern of behavior within thirty (30) days of receipt of that notice; or

             (v) The Participant's failure to comply with the conflict of interest or business ethics policies established by the Company; or

             (vi) The Participant's willful failure to take actions which are permitted by law, necessary to implement policies of the Board of Directors, within the Participant's power to effect, and which the Board of Directors has communicated to him in writing; provided that minutes of any such Board of Directors meeting attended in its entirety by the Participant shall be deemed communicated to the Participant.

          (c) "Change in Control" shall be deemed to have occurred upon:

             (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company's Shares by a person or group of persons under common control unless such acquisition is approved by the Board; or

             (ii) A change in the membership of the Board at any time during any twelve (12) month period such that, following such change, at least thirty percent (30%) of the members of the Board were not members of the Board at the start of such twelve (12) month period but only if the election of such new members of the Board was not approved by a least three-quarters ( 3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board during such twelve (12) month period with the approval of three-quarters ( 3/4) of the Directors who were sitting at the beginning of such twelve
        (12) month period.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" means the committee designated to administer the Plan in accordance with Article 3 herein.

          (f) "Company" means Reliance Electric Company, a Delaware corporation, or any successor thereto.

          (g) "Director" means any individual who is a member of the Board of Directors.

          (h) "Disability" shall have the meaning ascribed to such term in the Reliance Electric Company Long Term Disability Plan.

          (i) "Effective Date" means April 21, 1994, subject to ratification by an affirmative vote of a majority of Shares entitled to vote thereon.

          (j) "Employee" means any person who is employed by the Company or any of the Company's Subsidiaries. Directors who are otherwise employed by the Company or a Subsidiary of the Company shall be considered Employees under this Plan. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

          (l) "Fair Market Value" shall mean (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ National Market System, the closing price of the Shares on the date the fair market value of the Shares is being determined, or (b) in all other circumstances, the value determined by the Committee after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under
     Section 170(a)(1) of the Code.

          (m) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (n) "Insider" shall mean an Employee who is, on the relevant date, subject to Section 16, or any successor thereto, of the Exchange Act.

          (o) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          (p) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

          (q) "Option Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Option.

          (r) "Option Price" shall be equal to one hundred percent (100%) of the Fair Market Value of a Share at the close of the date the Option is granted.

          (s) "Participant" means an Employee who has been granted an Option.

          (t) "Plan" means the Reliance Electric Company Executive Stock Option Plan.

          (u) "Retirement" shall mean a Participant's retirement under either the early retirement or normal retirement provisions of the Reliance Electric Company Retirement Plan, or any successor thereto.

          (v) "Shares" means the shares of the $.0l par value Class A common stock of the Company.

          (w) "Subsidiary" means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

ARTICLE 2.  ESTABLISHMENT, PURPOSE, AND DURATION

     2.1 Establishment of the Plan. The Company hereby establishes the Plan as set forth herein.

     2.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking more closely the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     2.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect until the later of April 20, 1999 or the date the last Shares have been purchased pursuant to the exercise of an Option and the last Option has expired. In no event shall the Company grant any Option after April 20, 1999.

ARTICLE 3.  ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by a Committee appointed by the Board of Directors consisting of not less than three (3) Directors, including but not limited to the Compensation Committee of the Board of Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall be comprised solely of Directors who qualify as "outside directors" under
Section 162(m) of the Code and who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2), or any successor thereto, under the Exchange Act. If for any reason any member of the Committee ceases to meet the requirements of
Section 162(m) of the Code or Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors shall appoint new member(s) of the Committee in order to comply with such requirements.

     3.2 Authority of the Committee. The Committee shall have full power except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, to determine the size and types of Options; to determine the terms and conditions of such Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and to amend the terms and conditions of any outstanding Option to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

     3.3 Decisions Binding. Subject to the provisions of the Plan, all determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be one million (1,000,000), constituting approximately three percent (3.0%) of the Company's outstanding Shares as of the Effective Date. These Shares may be either authorized but unissued or reacquired Shares. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option. To the extent that an Option is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Option, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

     4.2 Lapsed Options. If any Option granted under this Plan is canceled, terminates, expires, or lapses for any reason , any Shares subject to such Option again shall be available for the grant of an Option under the Plan. However, in the event that prior to the Option's cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not be made available for regrant under the Plan.

     4.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be granted under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares attributable to any Option shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. All full-time, active management-exempt (as determined in accordance with the Company's compensation classification system) Employees are eligible to be selected by the Committee to be granted Options. No Employee shall have a right to be granted an Option, or, having been so selected, to be granted future Options.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Options shall be granted and shall determine the nature and amount of each Option.

ARTICLE 6.  GRANT OF OPTIONS

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the maximum number of shares subject to

Options which may be granted to any single Participant during the term of the Plan is one hundred fifty thousand (150,000), representing fifteen percent (15%) of the Shares available under the Plan as of the Effective Date. The Committee may grant ISOs, NQSOs, or a combination thereof.

     6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.4 Exercise of Options. Unless the Committee, in its sole discretion, designates otherwise, Options granted under the Plan shall be exercisable as follows:

                                            PERCENT OF SHARES       CUMULATIVE PERCENT
ANNIVERSARY OF                              UNDER OPTION WHICH     OF EXERCISABLE SHARES
  GRANT DATE                                BECOME EXERCISABLE         UNDER OPTION
- --------------                              ------------------     ---------------------
    1st...................................      33 1/3%                  33 1/3%
    2nd...................................      33 1/3%                  66 2/3%
    3rd...................................      33 1/3%                     100%

     Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     6.5 Payment. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     6.6 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as shall be required under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

     6.7  Termination of Employment Due to Death, Disability, or Retirement.

          (a) Termination by Death. In the event the employment of a Participant is terminated by reason of death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. Options which are not vested as of the date of death shall be forfeited.

          (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter. Options which are not vested as of the date the Committee determines the definition of Disability to have been satisfied shall be forfeited.

          (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter. Options which are not vested as of the date of Retirement shall be forfeited.

          (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

          (e) Exercise Limitations on ISOs. In the case of ISOs, the tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

     6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.7, all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan).

     Options which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending thirty (30) days after such date. In the event a Participant dies within such thirty (30) day period, then any outstanding Options may be exercised within six (6) months after the date of such Participant's death by such person or persons who shall have been named as such Participant's beneficiary or by such persons who have acquired the Participant's rights under the Options by will or by the laws of descent and distribution; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options.

     If the employment of a Participant shall be terminated by the Company for Cause, all Options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.

     For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     6.9 Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 7.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant's rights hereunder in the event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 8.  CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 13 herein:

          (a) Any and all Options granted hereunder shall become immediately exercisable; and

          (b) Subject to Article 9 herein, the Committee shall have the authority to make any modifications to the Options as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 9.  AMENDMENT, MODIFICATION, AND TERMINATION

     9.1 Amendment, Modification and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     9.2 Options Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

ARTICLE 10.  WITHHOLDING

     The Company shall have the power and the right to deduct and withhold from any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

ARTICLE 11.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 12.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Options shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 13.  MISCELLANEOUS

     13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     13.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     13.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     13.4 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" granted pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Option. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     13.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     13.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                       EXHIBIT B

                         1994 RELIANCE ELECTRIC COMPANY
                      OUTSIDE DIRECTORS STOCK OPTION PLAN
                         TO BE EFFECTIVE APRIL 21, 1994

                                    CONTENTS

                                                                                           PAGE
                                                                                           ----
Article 1.    Definitions................................................................  B-1
Article 2.    Establishment, Purpose, and Duration.......................................  B-2
Article 3.    Shares Subject to the Plan.................................................  B-2
Article 4.    Grant of Options...........................................................  B-3
Article 5.    Beneficiary Designation....................................................  B-5
Article 6.    Change In Control..........................................................  B-5
Article 7.    Amendment, Modification, and Termination...................................  B-5
Article 8.    Withholding................................................................  B-6
Article 9.    Indemnification............................................................  B-6
Article 10.   Successors.................................................................  B-6
Article 11.   Miscellaneous..............................................................  B-6

                         1994 RELIANCE ELECTRIC COMPANY
                      OUTSIDE DIRECTORS STOCK OPTION PLAN

ARTICLE 1.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Change in Control" shall be deemed to have occurred upon:

             (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company's Shares by a person or group of persons under common control unless such acquisition is approved by the Board; or

             (ii) A change in the membership of the Board at any time during any twelve (12) month period such that, following such change, at least thirty percent (30%) of the members of the Board were not members of the Board at the start of such twelve (12) month period but only if the election of such new members of the Board was not approved by at least three-quarters ( 3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board during such twelve (12) month period with the approval of three-quarters ( 3/4) of the Directors who were sitting at the beginning of such twelve
        (12) month period.

          (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (d) "Company" means Reliance Electric Company, a Delaware corporation, or any successor thereto.

          (e) "Director" means a member of the Board.

          (f) "Disability" means a Participant's inability, due to a physical or mental condition, to continue to serve as a member of the Board, as determined by the Board pursuant to written certification of such Disability from a physician acceptable to the Board.

          (g) "Effective Date" means April 21, 1994, subject to ratification by an affirmative vote of a majority of Shares entitled to vote thereon.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

          (i) "Fair Market Value" means (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ National Market System, the closing price of the Shares on the date the fair market value of the Shares is being determined, or (b) in all other circumstances, the value determined by the Board after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under
     Section 170(a)(1) of the Code.

          (j) "Option" means an option to purchase Shares granted under Article 4 herein.

          (k) "Option Agreement" means an agreement, in the form of Exhibit A attached hereto, setting forth the terms and provisions applicable to an Option.

          (l) "Option Price" shall be equal to one hundred percent (100%) of the Fair Market Value of a Share at the close of the date the Option is granted.

          (m) "Outside Director" means a Director who is not employed by the Company or a Subsidiary.

          (n) "Participant" means an Outside Director who has been granted an Option.

          (o) "Plan" means the 1994 Reliance Electric Company Outside Directors Stock Option Plan.

          (p) "Shares" means the shares of the $.01 par value Class A common stock of the Company.

          (q) "Subsidiary" means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

ARTICLE 2.  ESTABLISHMENT, PURPOSE, AND DURATION

     2.1 Establishment of the Plan. The Company hereby establishes the Plan as set forth herein.

     2.2 Purpose of the Plan. The purpose of the Plan is to provide the Outside Directors with greater incentive to serve and promote the interests of the Company and its shareholders. The premise of the Plan is that, if such Outside Directors acquire a proprietary interest in the Company or increase such proprietary interest as they may already hold, then the incentive of such Outside Directors to work toward the Company's continued success will be commensurately increased. Accordingly, the Company will, from time to time during the effective period of the Plan, grant to the Outside Directors Options on the terms and subject to the conditions set forth in the Plan.

     2.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect until the date the last Shares have been purchased pursuant to the exercise of an Option or the last Option has expired. In no event shall the Company grant any Option after April 21, 1998.

ARTICLE 3.  SHARES SUBJECT TO THE PLAN

     3.1 Number of Shares. Subject to adjustment as provided in Section 3.3 herein, the total number of Shares available for grant under the Plan shall be Fifty Thousand (50,000). These Shares may be either authorized but unissued or reacquired Shares. The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option. To the extent that an Option is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Option, as determined by the Board (subject to the limitation set forth in Section 3.2 herein).

     3.2 Lapsed Options. If any Option granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Option again shall be available for the grant of an Option under the Plan. However, in the event that prior to the Option's cancellation, termination, expiration, or lapse, the holder of the Option at any time received one or more "benefits of ownership" pursuant to such Option (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not be made available for regrant under the Plan.

     3.3 Adjustments in Authorized Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be granted under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options granted under the Plan, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares attributable to any Option shall always be a whole number.

ARTICLE 4.  GRANT OF OPTIONS

     4.1 Grant of Options to Outside Directors. On the Effective Date and on each anniversary of the Effective Date through and including April 21, 1998, each Outside Director shall be granted an Option to purchase One Thousand (1,000) Shares at the Option Price. The terms of each such Option shall be set forth in an Option Agreement which shall be executed by the Outside Director and the Company.

     4.2 Duration of Options. Each Option shall expire on the tenth (10th) anniversary date of its grant.

     4.3 Exercise of Options. Options granted under the Plan shall be exercisable as follows:

                                            PERCENT OF SHARES       CUMULATIVE PERCENT
ANNIVERSARY OF                              UNDER OPTION WHICH     OF EXERCISABLE SHARES
  GRANT DATE                                BECOME EXERCISABLE         UNDER OPTION
- --------------                              ------------------     ---------------------
    1st...................................      33 1/3%                  33 1/3%
    2nd...................................      33 1/3%                  66 2/3%
    3rd...................................      33 1/3%                     100%

     Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

     4.4 Payment. The Option Price upon exercise of any Option shall be payable to the Company in full in cash or its equivalent. The Board also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law.

     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     4.5 Restrictions on Share Transferability. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as shall be required under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded and under any blue sky or state securities laws applicable to such Shares.

     4.6 Ceasing to be a Director Due to Death, Disability, or After Attainment of Age 65.

          (a) Death. In the event a Participant ceases to be a Director by reason of death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution. Options which are not vested as of the date of death shall be forfeited.

          (b) Disability. In the event a Participant ceases to be a Director by reason of Disability prior to attaining age sixty-five (65), all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Board determines the definition of Disability to have been satisfied, whichever period is shorter. Options which are not vested as of the date the Board determines the definition of Disability to have been satisfied shall be forfeited.

          (c) After Attainment of Age 65. In the event a Participant ceases to be a Director after his attainment of age sixty-five (65) for some reason other than death, all vested Options held by the Participant shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter. Options which are not vested as of the date a Participant ceases to be a Director pursuant to the preceding sentence shall be forfeited.

          (d) Death After Ceasing to be a Director. In the event that a Participant ceases to be a Director by reason of Disability or after attainment of age sixty-five (65), and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by his ceasing to be a Director; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

     4.7 Ceasing to be a Director for Other Reasons. If a Participant ceases to be a Director for any reason other than the reasons set forth in Section 4.6, all Options held by the Participant which are not vested as of the date he ceases to be a Director shall immediately be forfeited to the Company.

     Options which are vested as of the date a Participant ceases to be a Director for any reason other than the reasons set forth in Section 4.6 may be exercised within the period beginning on the date the Participant ceases to be a Director, and ending thirty (30) days after such date. In the event the Participant dies within such thirty (30) day period, then any outstanding Options may be exercised within six (6) months after the date of such Participant's death by such person or persons who shall have been named as such Participant's beneficiary or by such person who has acquired the Participant's rights under the Options by will or by the laws of descent and distribution; provided, however, the remaining exercise period shall in no event extend beyond the expiration date of such Options.

     4.8 Nontransferability of Options. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 5.  BENEFICIARY DESIGNATION

     Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant's rights hereunder in the event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 6.  CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 11.5 herein:

          (a) Any and all Options granted hereunder shall become immediately exercisable; and

          (b) Subject to Article 7 herein, the Board shall have the authority to make any modifications to the Options as determined by the Board to be appropriate before the effective date of the Change in Control.

ARTICLE 7.  AMENDMENT, MODIFICATION, AND TERMINATION

     7.1 Amendment, Modification, and Termination. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that the Plan shall not be amended more than once every six
(6) months, other than to conform it to changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and provided, further that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     7.2 Options Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Option previously granted under the Plan, without the written consent of the Participant holding such Option.

ARTICLE 8.  WITHHOLDING

     The Company shall have the power and the right to deduct and withhold from any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes required by law to be withheld with respect to any taxable event arising from or as a result of this Plan.

ARTICLE 9.  INDEMNIFICATION

     Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person, provided such persons shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 10.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Options shall be binding on any successor to the company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 11.  MISCELLANEOUS

     11.1 No Right to Continue as a Director. Nothing in this Plan or in any Option Agreement shall confer upon any Outside Director any right to continue as a Director, or to be entitled to receive any remuneration or benefits not set forth in the Plan or such Option Agreement, or to interfere with or limit the right of the shareholders of the Company to remove him as a Director with or without cause.

     11.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     11.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     11.4 Requirements of Law. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" granted pursuant to the Plan to any Outside Director may not be sold or transferred for at least six (6) months after the date of grant of such Option. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     11.5 Securities Law Compliance. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     11.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

     11.7 Time for Taking Action. Any action that may be taken in respect of the Plan within a certain number of days shall be taken within that number of calendar days; provided, however, that if the last day for taking any such action falls on a weekend or a holiday, the period during which such action may be taken shall be extended until the next business day. If any action in respect of the Plan is required to be taken on a day which falls on a weekend or a holiday, such action shall be taken on the next business day.

     11.8 Nonqualified Options. All Options granted under the Plan shall, for purposes of the federal income tax, be nonqualified stock options.

                                                                       EXHIBIT C

                         1994 RELIANCE ELECTRIC COMPANY
                       EXECUTIVE LONG TERM INCENTIVE PLAN
                        TO BE EFFECTIVE JANUARY 1, 1994

                                    CONTENTS

                                                                                           PAGE
                                                                                           ----
Article 1.    Definitions................................................................  C-1
Article 2.    Establishment, Purpose and Duration........................................  C-2
Article 3.    Administration.............................................................  C-3
Article 4.    Maximum Award Payouts......................................................  C-3
Article 5.    Eligibility and Participation..............................................  C-4
Article 6.    Grant of Awards............................................................  C-4
Article 7.    Beneficiary Designation....................................................  C-5
Article 8.    Change in Control..........................................................  C-6
Article 9.    Amendment, Modification, and Termination...................................  C-6
Article 10.   Withholding................................................................  C-6
Article 11.   Indemnification............................................................  C-6
Article 12.   Successors.................................................................  C-7
Article 13.   Miscellaneous..............................................................  C-7

                               LIST OF APPENDICES

                        Appendix A -- Performance Goals

                         1994 RELIANCE ELECTRIC COMPANY
                       EXECUTIVE LONG TERM INCENTIVE PLAN

ARTICLE 1.  DEFINITIONS

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Award" means the right to receive an Award Payout upon achievement of the applicable Performance Goals during the applicable Performance Period.

          (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to an Award.

          (c) "Award Payout" means payment of an amount equal to a percentage (as determined by the Committee) of Participant's base salary on the last day of the applicable Performance Period.

          (d) "Board of Directors" means the Board of Directors of the Company.

          (e) "Change in Control" shall be deemed to have occurred upon:

             (i) The acquisition of beneficial ownership of thirty percent (30%) of the Company's Shares by a person or group of persons under common control unless such acquisition is approved by the Board of Directors; or

             (ii) A change in the membership of the Board of Directors at any time during any twelve (12) month period such that, following such change, at least thirty percent (30%) of the members of the Board of Directors were not members of the Board of Directors at the start of such twelve (12) month period but only if the election of such new members of the Board of Directors was not approved by at least three-quarters ( 3/4) of the Directors who were either sitting at the beginning of such twelve (12) month period or elected to the Board of Directors during such twelve (12) month period with the approval of three-quarters ( 3/4) of the Directors who were sitting at the beginning of such twelve (12) month period.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (g) "Committee" means the committee designated to administer the Plan in accordance with Article 3 herein.

          (h) "Company" means Reliance Electric Company, a Delaware corporation, or any successor thereto.

          (i) "Director" means any individual who is a member of the Board of Directors.

          (j) "Disability" shall have the meaning ascribed to such term in the Reliance Electric Company Long Term Disability Plan.

          (k) "Effective Date" shall mean January 1, 1994, subject to ratification by an affirmative vote of a majority of Shares entitled to vote thereon.

          (l) "Employee" means any person who is employed by the Company or any of the Company's Subsidiaries. Directors who are otherwise employed by the Company or a Subsidi-ary of the Company shall be considered Employees under this Plan. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

          (m) "Exchange Act"' means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

          (n) "Fair Market Value" shall mean (a) if the Shares are listed on a nationally recognized stock exchange or the NASDAQ National Market System, the closing price of the Shares on the date the fair market value of the Shares is being determined, or (b) in all other circumstances, the value determined by the Committee after obtaining an appraisal by one or more independent appraisers meeting the requirements of regulations issued under
     Section 170(a)(1) of the Code.

          (o) "Insider" shall mean an Employee who is, on the relevant date, subject to Section 16, or any successor thereto, of the Exchange Act.

          (p) "Participant" means an Employee who has been granted an Award.

          (q) "Performance Goals" means the levels of performance of the Company that must be met during the Performance Period to trigger an Award Payout, as determined by the Committee prior to commencement of the applicable Performance Period (except for the Performance Goals for the initial Performance Period which shall be determined by the Committee prior to April 1, 1994). The material terms of the Performance Goals set forth in Appendix A, attached hereto and incorporated herein, are for the initial Performance Period and all subsequent Performance Periods unless changed by the Committee as provided under Section 3.2 herein.

          (r) "Performance Period" means a three (3) year period of time (or such other period of time as determined by the Committee provided that with respect to Insiders the period may not be less than six (6) months) during which the Performance Goals shall be measured. The initial Performance Period shall be January 1, 1994 through December 31, 1996.

          (s) "Plan" means the Reliance Electric Company Executive Long Term Incentive Plan.

          (t) "Retirement" shall mean a Participant's retirement under either the early retirement or normal retirement provisions of the Reliance Electric Company Retirement Plan, or any successor thereto.

          (u) "Shares" means the shares of the $.01 par value Class A common stock of the Company.

          (v) "Share Equivalent" means the cash paid by the Company as an Award Payout divided by the Fair Market Value of a Share on the date of such Award Payout.

          (w) "Subsidiary" means any corporation, at least fifty percent (50%) of the common stock of which is owned directly or indirectly by the Company.

ARTICLE 2.  ESTABLISHMENT, PURPOSE, AND DURATION

     2.1 Establishment of the Plan. The Company hereby establishes the Plan as set forth herein.

     2.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by more closely linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

     2.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect until the later of December 31, 1998 or the date the last Award Payout is made by the Company. In no event shall the Company grant any Award(s) after December 31, 1998.

ARTICLE 3.  ADMINISTRATION

     3.1 The Committee. The Plan shall be administered by a Committee appointed by the Board of Directors consisting of not less than three (3) Directors, including but not limited to the Compensation Committee of the Board of Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall be comprised solely of Directors who qualify as "outside directors" under
Section 162(m) of the Code and who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2), or any successor thereto, under the Exchange Act. If for any reason the Committee does not meet the requirements of Section 162(m) of the Code or Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee so as to comply with such requirements.

     3.2 Authority of the Committee. The Committee shall have full power, except as limited by law or by the Certificate of Incorporation or Bylaws of the Company and subject to the provisions herein, to determine the size and types of Awards and Award Payouts; to determine the Performance Goals, Performance Periods and other applicable terms and conditions of such Awards and Award Payouts in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and to amend the terms and conditions of any outstanding Awards to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. To the extent the Committee changes a material term of the Performance Goals after such Performance Goals have been approved by the shareholders, such material terms of the Performance Goals must be disclosed and reapproved by the shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders previously approved the Performance Goals. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities as identified hereunder.

     3.3 Decisions Binding. Subject to the provisions of the Plan, all determinations and decisions made by the Committee and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4.  MAXIMUM AWARD PAYOUTS

     4.1  Shares and Share Equivalents.  Subject to adjustment as provided in
Section 4.2 herein, the maximum number of Shares and Share Equivalents used for Award Payouts shall not exceed five-hundred thousand (500,000). The maximum number of Shares available is two hundred fifty thousand (250,000), constituting approximately eight-tenths of a percent (0.8%) of the Company's outstanding Shares as of the Effective Date. These Shares may be either authorized but unissued or reacquired Shares. Notwithstanding any other provision of the Plan, no Award Payout will be made after the total of all Award Payouts equals 500,000 Shares and Share Equivalents.

     4.2 Adjustments to Maximum Shares and Share Equivalents. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the maximum number of Shares and Share Equivalents available for Award Payouts under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares attributable to any Award Payout shall always be a whole number.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

     5.1 Eligibility. All full-time, active management-exempt (as determined in accordance with the Company's compensation classification system) Employees are eligible to be selected by the Committee to receive Awards under the Plan. No Employee shall have a right to be selected to receive an Award, or, having been so selected, to be selected to receive future Awards.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.  GRANT OF AWARDS

     6.1 Grant of Awards. An Award may be granted to any eligible Employee at anytime and from time to time, as shall be determined by the Committee prior to commencement of the applicable Performance Period (except for Awards applicable to the initial Performance Period which shall be granted by the Committee not later than April 1, 1994, subject to shareholder ratification of the Plan). The Committee shall have complete discretion in determining the nature and amount of each Award, as well as those eligible Employees who are selected to receive an Award; provided, however, that the maximum number of Shares and Share Equivalents which may be paid or payable to a single Participant during the term of the Plan is seventy-five thousand (75,000), representing fifteen percent (15%) of the total of Shares and Share Equivalents available under the Plan as of the Effective Date.

     6.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that shall specify the Award Payout, the Performance Period, the Performance Goals and such other provisions as the Committee shall determine.

     6.3 Earning of Award Payout. After the applicable Performance Period has ended, a Participant shall be entitled to receive the Award Payout to the extent the Performance Goals have been met.

     6.4 Form and Timing of Award Payout. Within sixty (60) calendar days following the close of the applicable Performance Period, the Committee shall certify in writing whether the Performance Goals for the applicable Performance Period have been met. The Award Payout, if any, resulting from the achievement of the Performance Goals during such Performance Period shall be made by the Company to a Participant within thirty (30) calendar days following the date of such written certification by the Committee. Not less than fifty percent (50%) of the value of the Award Payout shall be paid in cash. The remaining fifty percent (50%) of the value of the Award Payout may be paid in cash or Shares, in the sole discretion of the Committee.

     6.5 Restrictions on Transfers of Shares. All Shares issued to a Participant under this Plan shall not be transferable by the Participant for two
(2) years from the date of issuance. Notwithstanding the preceding sentence, a Participant may, at any time during the two (2) year restriction period, transfer such Shares to a trust for the benefit of a Participant or his spouse, children or grandchildren, provided the Shares transferred to such trust shall continue to be subject to the restrictions on transfer set forth in this Section
6.5. Further, a Participant may, at any time during the two (2) year restriction period, request in writing that the Committee authorize the lapse of restrictions on transfer of the Shares if (i) the Participant's employment with the Company or any Subsidiary of the Company has been voluntarily or involuntarily terminated, or (ii) the Participant has an unusual financial hardship. The Committee may, in its sole discretion, agree to allow a lapse of the restrictions for all or any portion of the Shares held by the Participant.

     6.6 Termination of Employment Due to Death, Disability, or Retirement. In the event the employment of a Participant is terminated by reason of death, Disability or Retirement during a Performance Period, the Participant shall receive a prorated Award Payout. The prorated Award Payout shall be based upon the length of time that the Participant held the Award during the Performance Period, and the achievement of the Performance Goals during the Performance Period.

     Any Award Payout pursuant to this Section 6.6 shall be made at the same time as all other Award Payouts are made to Participants who did not terminate employment during the applicable Performance Period.

     6.7 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 6.6 above, any outstanding Award shall be cancelled as of the date of termination. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

     6.8 Nontransferability. Any Award or Award Payout may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a Participant or any other person, voluntarily or involuntarily, other than (i) by will or by the laws of descent and distribution, or (ii) pursuant to a Qualified Domestic Relations Order as provided for in Section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 7.  BENEFICIARY DESIGNATION

     Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) who will succeed to the Participant's rights hereunder in the event of the Participant's death. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

     The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 8.  CHANGE IN CONTROL

     Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 13 herein:

          (a) The Award Payout attainable under any outstanding Award shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and there shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control the full amount of such Award Payout as would have been paid if the Performance Period had elapsed as of such effective date of the Change in Control and the Performance Goals had been achieved; and

          (b) Subject to Article 9 herein, the Committee shall have the authority to make any modifications to the Awards deemed by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 9.  AMENDMENT, MODIFICATION, AND TERMINATION

     9.1 Amendment, Modification, and Termination. The Board of Directors may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment which requires shareholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of shareholders of the Company entitled to vote thereon.

     9.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

ARTICLE 10.  WITHHOLDING

     The Company shall have the power and the right to deduct and withhold from the Award Payouts or any other compensation due the Participant from the Company, or require a Participant to remit to the Company in such form as requested by the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

ARTICLE 11.  INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval or paid by such person in satisfaction of any judgment in any such action, suit, or proceeding against such person provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 12.  SUCCESSORS

     All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 13.  MISCELLANEOUS

     13.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     13.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     13.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     13.4 Requirements of Law. The granting of Awards, the payment of Award Payouts and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act any "derivative security" or "equity security" granted pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

     13.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     13.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   APPENDIX A

     The Performance Goals for the Performance Periods shall be based on the measures return on capital employed and earnings growth.

To: Securities and Exchange Commission

From: Reliance Electric Company

Subject: Memorandum of Differences between the EDGAR filing and the printed
         Proxy Statement

A picture of each director appears next to his biography on pages 5 through and including 7.

                       RELIANCE ELECTRIC COMPANY STOCK FUND

                              PLEASE VOTE YOUR SHARES



The Annual Meeting of Stockholders of Reliance Electric Company is scheduled for April 21, 1994.

On March 10, 1994, Annual Meeting information was mailed to participants of the Reliance Electric Company Savings and Investment Plan (Plan) who own shares of Reliance Electric Company Class A Common Stock in the Reliance Stock Fund. The mailing will contain a 1993 Reliance Electric Company Annual Report, a Proxy Statement, a Direction Card, Advance Registration Form, and a postage paid return envelope. Stockholders are being asked to vote on the election of directors, the appointment of Price Waterhouse as independent auditors for 1994, and to approve Company stock option and incentive plans. You are also being asked to permit the Trustee to vote in its discretion on any other matters that may properly come before the Annual Meeting of Stockholders.

YOUR COMPLETED DIRECTION CARD SHOULD BE MAILED DIRECTLY TO SOCIETY NATIONAL BANK, THE PLAN TRUSTEE, IN THE POSTAGE PRE-PAID RETURN ENVELOPE PROVIDED.

The Savings and Investment Plan holds approximately 6% of the outstanding Reliance Class A Common Stock. Participant stockholders, as a group, are the third largest stockholder and are therefore, encouraged to direct the Plan Trustee to vote their shares. The Company encourages you to exercise your right to vote by promptly returning your completed Direction Card to the Trustee. Please return your completed Direction Card to the Trustee using the postage pre-paid return envelope provided. PLEASE RETURN YOUR DIRECTION CARDS PROMPTLY.



Post: March 11, 1994
Take Down: April 21, 1994

                  ANNUAL MEETING OF STOCKHOLDERS -- APRIL 21, 1994
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned hereby (i) appoints JOHN C. MORLEY, JOHN D. HUTSON and WILLIAM R. NORTON, and each of them, as Proxy holders and attorneys, with full power of substitution to appear and vote all of the shares of Class A Common Stock of Reliance Electric Company,
   P which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company, to be held on April 21, 1994, at 9:30
   R A.M. (EDT), and at any adjournments or postponements thereof, hereby revoking any and all proxies heretofore given, and (ii)
   O authorizes and directs said Proxy holders to vote all of the shares of Class A Common Stock of the Company represented by this Proxy as
   X follows, with the understanding that if no directions are given below, said shares will be voted FOR the election of the six Directors
   Y nominated by the Board of Directors, FOR the approval and adoption of the 1994 Reliance Electric Company Executive Stock Option Plan, FOR the approval and adoption of the 1994 Reliance Electric Company Outside Directors Stock Option Plan, FOR the approval and adoption of the 1994 Reliance Electric Company Executive Long Term Incentive Plan, FOR the ratification of Price Waterhouse as the Company's independent accountants for 1994, and to vote in accordance with their discretion on such matters as may properly come before the meeting.

              Election of Directors, Nominees:                              (change of address)

              ANTHONY C. HOWKINS, JOHN C. MORLEY,                      ______________________________

              ALFRED M. RANKIN, JR., DUDLEY P.                         ______________________________

              SHEFFLER, H. VIRGIL SHERRILL and E. MANDELL de WINDT     ______________________________

                                                                       ______________________________
                                                                       (If you have written in the
                                                                       above space, please mark the
                                                                       corresponding box on the
                                                                       reverse side of this card.)

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH
   TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.
   THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS
   CARD.
                                                                SEE REVERSE
                                                                   SIDE

 / X/   PLEASE MARK YOUR                            SHARES IN YOUR NAME
        VOTES AS IN THIS
        EXAMPLE.



Election of     FOR    WITHHELD    2. Approve and adopt   FOR   AGAINST   ABSTAIN     4. Approve and adopt   FOR   AGAINST   ABSTAIN
Directors       / /      / /          1994 Reliance       / /     / /      / /           1994 Reliance       / /     / /      / /
(see reverse)                         Electric Company                                   Electric Company
                                      Executive Stock                                    Executive Long
                                      Option Plan                                        Term Incentive
                                                                                         Plan
For, except vote                   3. Approve and adopt
withheld from                         1994 Reliance       / /     / /      / /
the following                         Electric Company
nominee(s):                           Outside Directors
                                      Stock Option Plan
                                                                                       5. Ratify appointment / /    / /     / /
                                                                                          of Price Waterhouse
                                                                                          as the Company's
                                                                                          independent
                                                                                          accountants
                                                                                          for the year
                                                                                          ending
                                                                                          December 31,
                                                                                          1994.
                                        Change            / /
                                        of
                                        Address

                                                                                       6. In their discretion
                                                                                          to act on any other
                                                                                          matter or matters
                                                                                          which may properly
                                                                                          come before the
                                                                                          Annual Meeting

     SIGNATURE(S) ___________________________________________  DATE ____________

     SIGNATURE(S) ___________________________________________  DATE ____________
     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.
           When signing as attorney, executor,
           administrator, trustee or guardian, please give full title as such.

                RELIANCE ELECTRIC COMPANY SAVINGS AND INVESTMENT PLAN

                         TO: SOCIETY NATIONAL BANK, SAVINGS

                             AND INVESTMENT PLAN TRUSTEE

        The undersigned hereby directs Society National Bank, Savings and Investment Plan Trustee, to vote shares of Class A Common Stock held for
P the undersigned's Savings and Investment Plan account at the Annual Meeting of Stockholders to be held at 9:30 A.M. (EDT) on April 21, 1994,
R or any adjournments or postponements thereof, as specified, or, if no specification is made, FOR the election of the six Directors nominated
O by the Board of Directors, FOR the approval and adoption of the 1994 Reliance Electric Company Executive Stock Option Plan, FOR the approval
X and adoption of the 1994 Reliance Electric Company Outside Directors Stock Option Plan, FOR the approval and adoption of the 1994 Reliance
Y Electric Company Executive Long Term Incentive Plan, FOR the ratification of Price Waterhouse as the Company's independent accountants for 1994, and to vote in accordance with its discretion on such other matters as may properly come before the meeting.

        Election of Directors,                                    (change of address)
        Nominees:

        ANTHONY C. HOWKINS, JOHN C. MORLEY,              ______________________________________

        ALFRED M. RANKIN, JR. DUDLEY P. SHEFFLER         ______________________________________

        H. VIRGIL SHERRILL and E. MANDELL de WINDT       ______________________________________
                                                        (If you have written in the above space,
                                                         please mark the corresponding box on
                                                         the reverse side of this card.)

   YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH
   TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.
   THE TRUSTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS
   CARD.
                                                                SEE REVERSE
                                                                   SIDE

 / X/   PLEASE MARK YOUR                            SHARES IN YOUR NAME
        VOTES AS IN THIS
        EXAMPLE.



Election of     FOR    WITHHELD    2. Approve and adopt   FOR   AGAINST   ABSTAIN     4. Approve and adopt   FOR   AGAINST   ABSTAIN
Directors       / /      / /          1994 Reliance       / /     / /      / /           1994 Reliance       / /     / /      / /
(see reverse)                         Electric Company                                   Electric Company
                                      Executive Stock                                    Executive Long
                                      Option Plan                                        Term Incentive
                                                                                         Plan
For, except vote                   3. Approve and adopt
withheld from                         1994 Reliance       / /     / /      / /
the following                         Electric Company
nominee(s):                           Outside Directors
                                      Stock Option Plan
                                                                                       5. Ratify appointment / /    / /     / /
                                                                                          of Price Waterhouse
                                                                                          as the Company's
                                                                                          independent
                                                                                          accountants
                                                                                          for the year
                                                                                          ending
                                                                                          December 31,
                                                                                          1994.
                                        Change            / /
                                        of
                                        Address

                                                                                       6. In its discretion
                                                                                          to act on any other
                                                                                          matter or matters
                                                                                          which may properly
                                                                                          come before the
                                                                                          Annual Meeting


     SIGNATURE(S) ___________________________________________  DATE ____________
     NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.